SHORT AND INTERMEDIATE BOND FUND
INTERMEDIATE MORTGAGE FUND
BOND FUND
GLOBAL BOND FUND
---------------------------------------

ANNUAL REPORT
DECEMBER 31, 1998

WHERE LEADING MONEY MANAGERS CONVERGE

                      MANAGERS SHORT AND INTERMEDIATE BOND FUND
                        MANAGERS INTERMEDIATE MORTGAGE FUND
                            MANAGERS BOND FUND
                           MANAGERS GLOBAL BOND FUND

                               ANNUAL REPORT
                             DECEMBER 31, 1998

                            TABLE OF CONTENTS


                                  							       	                      BEGINS
							      	                                                        ON PAGE
                                                                      --------
President's Message..................................................    1
The Managers Funds Performance.......................................	   3
 	Complete performance table for all of The Managers
  Funds as of December 31, 1998
Investment Manager's Comments........................................    4
 	Discussion of investment results during the period
  and cumulative total return graphs versus relevant indices
Schedules of Portfolio Investments...................................   16
 	Detailed portfolio listings by security type and industry
 	sector, as valued at December 31, 1998
Statements of Assets and Liabilities.................................   28
 	Fund balance sheets, Net Asset Value (NAV) per share
  computation and cumulative undistributed amounts
Statements of Operations.............................................   29
 	Details of sources of income, fund expenses, and realized and
 	unrealized gains (losses) during the period
Statements of Changes in Net Assets..................................   30
 	Detail of changes in fund assets and distributions to
 	shareholders for the past two periods
Financial Highlights.................................................   32
 	Historical net asset values, distributions, total returns,
	 expense ratios, turnover ratios and net assets
Notes to Financial Statements........................................   36
	 Accounting and distribution policies, details of agreements
	 and transactions with fund management and description of
	 certain investment risks
Report of Independent Accountants....................................   45


[FN]

Investments in The Managers Funds are not deposits or obligations of, or guaranteed or endorsed by, any bank. Shares of the funds are not federally insured by the Federal Deposit Insurance Corp., the Federal Reserve Board, or any governmental agency.


PRESIDENT'S MESSAGE
----------------------------------------------------------------

[PHOTO OF PRESIDENT]

DEAR FELLOW SHAREHOLDER:

  The past year will be remembered as one of the most tumultuous years for financial assets in recent history. While the U.S. economy grew steadily throughout the year and inflation remained very moderate, several important events sent financial markets throughout the world on a roller-coaster of valuation.

  Early in the year, despite continued uncertainty about the health of many emerging economies, U.S. equity and fixed-income markets rose as continued growth in gross domestic product (GDP) and the reality of low inflation encouraged investors and consumers. Consumer spending continued to rise along with personal income, while unemployment reached post-WWII lows. As might be expected, consumer confidence estimates reached all-time highs.

  During the summer, however, the continuing problems in foreign economies
threw a wrench into the works.   A 7.7% drop in exports confirmed that the
economic crises in the Far East was having an impact on the U.S. economy, and raised the possibility that the emerging markets could drag relatively healthy developed markets, including the U.S., into recession. In mid-August, Russia devalued its currency by one third and defaulted on much of its debt to foreign creditors. Long Term Capital Management (LTCM), a hedge fund consisting of some of the "smartest money" on Wall Street, had to be bailed out by a consortium of large investment banking institutions after LTCM's funds lost nearly 90 percent of their value. The Malaysian government instituted capital controls over its currency, effectively eliminating further foreign investment. These events set off a vicious cycle that led to sharp declines of almost all of the world's financial markets. In addition, U.S. manufacturing activity and construction spending leveled off and U.S. job growth grew at a slower than expected pace in September. Again, not surprisingly, consumer confidence fell for three straight months into September. From their peak in mid-July most foreign and domestic stock indices fell 20% or more by the end of August. Liquidity in the credit markets dwindled as dealers and investors attempted to reduce their risk exposure at all costs, sending corporate bond and all lower credit quality debt prices lower. The beneficiaries were U.S. Treasury securities along with a few other countries' government debt which rose dramatically in price during the period.

  In reaction to these events and the market weakness, the Federal Reserve

--------------------------------------------------------------------------

Board reduced the Federal Funds Rate by one quarter percentage point on September 29th, and followed that with a surprise reduction in mid-October. In explaining his decision, Fed Chairman Greenspan told the Senate Budget Committee that "deteriorating foreign economies and their spillover to domestic markets have increased the possibility that the slowdown in the growth of the American economy will be more than sufficient to hold inflation in check." Several foreign central banks augmented the Fed's move by reducing their own rates.

  The global equity markets celebrated the rate reductions along with some encouraging corporate earnings news by surging to one of their best quarterly performances ever. Before the end of the calendar year, the broad large and medium capitalization indices were hitting all-time highs.

  The increased volatility of the financial markets was clear evidence that the success of the markets depends heavily on the continuation of a near perfect environment; low inflation, high employment, an extended economic expansion, strong corporate earnings driven by structural and technological improvements, and low interest rates. Any threats to this environment will likely trigger more volatility and dispersion of investment results. Now more than ever, we believe that past performance is no guarantee of future results, and that diversification is very important.

  This past year was also a successful one for The Managers Funds. Most of our funds performed within or exceeded our expectations during the year. In February, we successfully launched a new fund, Managers Emerging Markets Equity Fund. Although the emerging markets were not a particularly profitable area of investment in 1998, we believe that there is excellent
opportunity going forward.   We made one investment manager change during
the year in Managers Capital Appreciation Fund, which, incidentally, had a very successful year. Please see page 3 for the performance results of all of our funds.

  I would like to take this opportunity to personally thank Bill Graulty, who recently retired from the Funds' Board of Trustees, for his many years of service to our shareholders. Bill has been a Trustee to the Funds since their inception in 1984. Early in 1999 a proxy vote will be held to elect a replacement for Bill Graulty. We wish him well in his future endeavors.

  As always, should you have any questions about this report, please feel free to contact us at 1-800-835-3879.

  We thank you for your continued investment in The Managers Funds.

Sincerely,

/S/ ROBERT P. WATSON

Robert P. Watson

President

THE MANAGERS FUNDS PERFORMANCE (unaudited)
All periods ending December 31, 1998
-----------------------------------------------------------------

                  	 	AVERAGE ANNUAL TOTAL RETURNS
            --------------------------------------------------------
                                              					 SINCE 	INCEPTION MORNINGSTAR
                   1 YEAR 3 YEARS	5 YEARS	10 YEARS	INCEPTION 	DATE   	RATING**
                   ------ ------- ------- -------- -------- -------  ---------
Equity Funds:
Income Equity Fund 	11.77%	18.49%	 17.68% 	14.43%  	15.22% 	Oct. '84	   ***
Capital Appreciation
   Fund            	57.41%	26.34% 	21.51% 	18.36%  	17.77% 	Jun. '84	   ****
Special Equity Fund 	0.20%	15.88%	 15.35%	 16.64%	  15.80% 	Jun. '84	   ***
International
   Equity Fund     	14.54%	12.70%	 11.16% 	11.62%  	14.05% 	Dec. '85 	  ****
Emerging Markets
   Equity Fund       	--    	--     	--     	--	   (22.60)%	Feb. '98     	NA

Income Funds:
Short & Intermediate
    Bond Fund        	5.36%	5.13%  	4.23%  	7.13%   	8.15%	 Jun. '84	   ***
Intermediate
    Mortgage Fund    	6.08%	5.84%  	0.83%  	6.72%   	7.12%  	May '86	   *
Bond Fund            	3.34%	6.19%  	7.77%  	9.75%  	10.73% 	Jun. '84    ***
Global Bond Fund    	19.27%	7.64%    	--	    --     	8.24% 	Mar. '94	   **
Money Market Fund    	5.25%	5.36%  	4.94%	  5.19%   	5.83% 	Jun. '84   	NA

---------------------------------------------------------------------------
[FN]

Past performance is no guarantee of future results. Investment returns and share price will fluctuate. The redemption price of a mutual fund may be more or less than the purchase price. For additional or more recent information on any of the Managers Funds, please call The Managers Funds at (800)835-3879, or your investment adviser. Please read the prospectus carefully before you invest.


* Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect fee waivers or the reimbursement of fund expenses as described in the prospectus. No adjustment has been
made	for taxes payable by shareholders on their reinvested dividends and capital gain distributions.  Returns for periods greater than one year
are	annualized.

**Morningstar proprietary ratings reflect risk-adjusted performance through 12/31/98 and are subject to change every month. The ratings are by asset class and are calculated from the funds' three-, five- and ten-year returns (with fee adjustments) in excess of 90-day Treasury bill returns, and a risk factor that reflects fund performance below 90-day
Treasury bill returns. For the three-, five- and ten-year periods, respectively, each of the Equity Funds other than the International Equity Fund was rated against 2,821, 1,721 and 751 equity funds, the International
Equity Fund was rated against 872, 417 and 124 international equity funds, and each of the Income Funds was rated against 1,499, 998 and 378 taxable fixed-income funds. Ten percent of the funds in each asset class receive five stars, 22.5% receive 4 stars, 35% receive 3 stars, 22.5% receive 2 stars and 10% receive 1 star.


-----------------------------------------------------------------
MANAGERS SHORT & INTERMEDIATE BOND FUND
-----------------------------------------------------------------

MANAGERS SHORT & INTERMEDIATE BOND FUND, managed by The Managers Funds, L.P. since its inception in 1984, seeks high current income by investing in fixed income securities while maintaining an average portfolio maturity between one and five years. The Managers Funds currently utilizes a single independent sub-advisor, Howard Rubin of Standish, Ayer & Wood, who has managed a portion of the portfolio since August, 1991, and the entire portfolio since December, 1995.

THE PORTFOLIO MANAGER

Howard Rubin's investment philosophy involves constructing a portfolio using active sector positioning and credit analysis. Howard does not attempt to forecast interest rates or make shifts in duration* in an attempt to add value, rather, he manages the portfolio's duration to within 85% and 115% of the Fund's benchmark, which is the Merrill Lynch 1-5 Year Government/Corporate Index. Howard typically constructs a diverse portfolio, using investment grade bonds including bonds from a variety of corporate sectors, asset-backed securities, private and government agency mortgage-backed securities, Treasury securities and a small portion of foreign corporate and government bonds.

THE YEAR IN REVIEW

Managers Short and Intermediate Bond Fund provided a total return of 5.4% during 1998 while the Merrill Lynch 1 - 5 year Government/
Corporate Bond Index returned 7.7%.

After a quick rally during the first two weeks of the year, bonds remained flat for the remainder of the first quarter. Mortgage securities performed slightly better than government and corporate issues, and the portfolio's relatively small allocation in mortgage related securities is partially responsible for the Fund's underperformance. A 1.3% position in a British corporate bonds was additive while the remainder of the foreign bonds detracted from performance.

The Fund performed well, along with the index throughout most of the second quarter. With only slight changes in interest rates for short- and intermediate-term securities during the period, and reasonably steady spreads between higher quality sectors, there was little room to add value. Spreads did widen somewhat in the medium- and low-grade arena as supply overwhelmed demand. Overall, bonds with built in yield premiums performed better during the second quarter.

In the third quarter, although the portfolio performed well nominally due to falling interest rates, it underperformed its benchmark index primarily due to its diversification into corporate bonds. Virtually all sectors underperformed treasuries as credit spreads widened dramatically during the summer. Accompanying the widening yield spreads was a withdrawal of liquidity similar to that which happened in the small capitalization equity market. When attempting to purchase some undervalued corporate bonds in August, the portfolio man-

-----------------------------------------------------------------

ager, had difficulty buying sizable positions. One explanation for this is that corporate bonds, along with small capitalization stocks, typically garner liquidity through the broker/dealer community, which, because of significant trading losses, had become very risk averse. While this is concerning, it also suggests that there is an opportunity to capture incremental return.

During the fourth quarter, corporate spreads tightened somewhat, due partly to rate cuts by the Fed and a "settling down" of international capital markets. The Fund underperformed somewhat primarily as a result of some individual positions. In particular, a position in Aames Financial dropped substantially as its credit rating was lowered due to the difficulty it had securing financing during the third quarter credit
squeeze.  The position was eliminated.   Holdings in Merrill Lynch, and
Crescent Real Estate, also fell in price during the fourth quarter. Conversely, the Fund's performance was enhanced somewhat by its foreign
corporate exposure.   A position in Wharf Capital International Ltd. rose
sharply as it bounced back from the depressed third quarter valuation.

Through all of this, the portfolio manager, Howard Rubin, has endeavored to invest in securities with extremely sound fundamentals. Indeed, despite the Fund's poor relative performance, Howard noted in mid-December that "We have not seen as wide a portfolio yield advantage over the indices since late 1995. In the past, such yield advantages have led to excellent future returns."

At year-end, the Fund had 9% of its assets invested in U.S. Treasury securities, 5% invested in mortgage securities, 4% in foreign corporate securities and 81% in domestic corporate bonds, most of which were
financial institutions bonds and asset-backed securities.   The Fund's
duration* at year-end was 2.3 years compared with the benchmark duration of 2.2 years. The portfolio's average yield to maturity was 6.5% and its 30-day SEC yield was 5.3%.

[FN]

-------------------------
* Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principle+interest) for a bond or portfolio. It is used to evaluate the interest rate sensitivity of a bond or portfolio. The longer the duration, the more sensitive the price of the bond is to movements in interest rates.


-----------------------------------------------------------------------
MANAGERS SHORT AND INTERMEDIATE BOND FUND
Cumulative Total Return Performance
-----------------------------------------------------------------------

THE MANAGERS SHORT AND INTERMEDIATE BOND FUND'S cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested.

The Merril Lynch 1-5 Year Government/Corporate Index consists of over 2,200 government and investment grade corporate bonds with maturities between one and five years. The index is heavily weighted in U.S. Treasury issues, which make up over 75% of the index. The index assumes reinvestment of dividends.

This chart compares a hypothetical $10,000 investment made in Managers Short and Intermediate Bond Fund on December 31, 1988, to a $10,000 investment made in the Merrill Lynch 1-5 Year Government/Corporate Index for the same time period. Past performance is not indicative of future results.

[Line Graph comparing hypothetical $10,000 investment for the past ten years between the Short and Intermediate Bond Fund and the Merrill Lynch 1-5 Yr. Govt/Corp. Index]



                      1988     1989     1990    1991    1992   1993   1994   1995   1996   1997    1998
                     -----     ----    -----    ----    ----   ----   ----   ----   ----   ----   -----
Short and Intermediate
  Bond  Fund        10,000    11,061  11,860   13,376 14,921  16,182 14,826 17,134  17,855 18,893 19,906
Merrill Lynch 1-5 Yr
Govt/Corp Index     10,000    11,163  12,243   13,837 14,790  15,845 15,757 17,793  18,621 19,954 21,488


This table shows the average annual total returns for Managers Short and Intermediate Bond Fund for the one-year, five-year and ten-year periods through December 31, 1998, and comparable returns for the Merrill Lynch 1-5 Year Government/Corporate Index.


   AVERAGE ANNUAL TOTAL RETURNS
                                                   ANNUALIZED
                                      ----------------------------------------
                                      ONE YEAR       FIVE YEARS      TEN YEARS
                                      --------      -----------       ---------
Managers Short and Intermediate
       Bond Fund                       5.4%          4.2%             7.1%
Merrill Lynch 1-5 Year
Government/Corporate Index            7.7%           6.3%              7.9%


-------------------------------------------------------------------
MANAGERS INTERMEDIATE MORTGAGE FUND
-------------------------------------------------------------------

MANAGERS INTERMEDIATE MORTGAGE FUND, managed by The Managers Funds, L.P. since its inception in 1987, seeks high current income by investing primarily in mortgage-related securities. The Managers Funds currently utilizes Jennison Associates Capital Corp., an independent outside sub-adviser, to manage the portfolio. Jennison has managed the Fund since October, 1994, with Thomas Doyle currently heading the team.

THE PORTFOLIO MANAGER

Tom Doyle utilizes an experienced fixed income team as well as a proprietary analytical system to analyze and select undervalued securities which will provide stable returns under a wide range of interest rate scenarios. Tom makes no attempt to time the market or forecast interest rates, rather, he maintains the portfolio duration close to that of the Fund's benchmark, the Salomon Brothers Mortgage Pass-through Index. In making purchase decisions, the team models potential returns for a given security and compares them to the returns for similar duration Treasury and mortgage securities. Tom also makes use of the collateralized mortgage obligation(CMO) market, selecting individual securities and combinations of securities which have better risk/return properties than can be found in the generic mortgage market.

THE YEAR IN REVIEW

Managers Intermediate Mortgage Fund provided a total return of 6.1% during 1998, while the Salomon Brothers Mortgage Index returned 7.0%.

Mortgage securities provided steady returns during the year and the Fund's full year return was slightly better than its average yield to maturity at the start of the year less annual Fund expenses. Mortgage and treasury securities rallied during the summer as investors moved into high credit quality securities. Mortgages then corrected somewhat in late September.

Throughout the year, the portfolio was invested primarily in fixed-rate mortgage pools with coupons ranging from 6.5% to 8.0%. The remainder of the portfolio was generally invested in U.S. Treasury securities. The duration of the portfolio was also managed using U.S. Treasury futures contracts. The portfolio's characteristics at the end of the year were virtually the same as at the start of the year. The average life of the portfolio was 5.1 years at year end, and the effective duration was 2.3 years. The portfolio's average yield to maturity was 6.7%. At December 31, 1998, the Fund's 30-Day SEC yield was 6.20%.

-------------------------------------------------------------------
MANAGERS INTERMEDIATE MORTGAGE FUND
Cumulative Total Return Performance
-----------------------------------------------------------------------

THE MANAGERS INTERMEDIATE MORTGAGE FUND's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested.

The Salomon Brothers Mortgage Pass-through Index is designed to cover The performance of the entire mortgage pass-through market, including Single family pools of GNMA, FHLMC and FNMA mortgage securities.

This chart compares a hypothetical $10,000 invested in Managers
Intermediate Mortgage Fund on December 31, 1988, to a $10,000 investment in the Salomon Brothers Mortgage Pass-Through Index for the same period. Past performance is not indicative of future results.

[Line Graph comparing hypothetical $10,000 investment for the past ten years between the Intermediate Mortgage Fund and the Salomon Brothers Mortgage Index]

                     1988     1989     1990    1991    1992   1993   1994   1995   1996   1997    1998
                     -----     ----    -----    ----    ----   ----   ----   ----   ----   ----   -----   -----
Managers Intermediate
  Mortgage Fund       10,000   11,469  12,637   14,935  16,504   18,395  13,789  16,170   16,709  18,073  19,171
Salomon Brothers Mortgage
  Pass-Through Index  10,000   11,516  12,770   14,768  15,857   16,973  16,731  19,536   20,585  22,493  24,067



This table shows the average annual total returns for Managers Intermediate Mortgage Fund for the one-year, five-year and ten-year periods through December 31, 1998, and comparable returns for the Salomon Brothers Mortgage Pass-Through Index.


   AVERAGE ANNUAL TOTAL RETURNS
                                                   ANNUALIZED
                                      ----------------------------------------
                                      ONE YEAR       FIVE YEARS      TEN YEARS
                                      --------      -----------       ---------
Managers Intermediate
 Mortgage Bond Fund                     6.1%          0.8%             6.7%
Salomon Brothers Mortgage
 Pass-Through Index                    7.0%           7.2%              9.2%

                                              8

------------------------------------------------------------------
MANAGERS BOND FUND
------------------------------------------------------------------

MANAGERS BOND FUND seeks current income by investing in fixed-income securities. The Fund is currently managed by Daniel Fuss of Loomis Sayles
& Company, who has been managing a portion of the Fund since its inception in 1984. Prior to April 1993, the Fund utilized a dual investment manager structure.

THE PORTFOLIO MANAGER

Dan Fuss is a contrarian bond investor who focuses on individual issues which will provide the highest return over long periods of time. Dan and his team of credit analysts at Loomis Sayles research debt offerings in the same way equity analysts research stocks, looking for undervalued bonds where they see either a yield premium, the potential for price appreciation, or both. They analyze the company's financial condition in detail, as well as the terms of specific bond offerings. Price appreciation can come from a variety of catalysts including improving company fundamentals, which would lead to credit upgrades, changing market supply and demand forces, and improving sector or economic trends.

Given the typical shape of the yield curve, longer term bonds generally yield more than shorter term bonds, and Dan is willing to take the added interest rate risk in order to gain higher yields. In addition, price improvements as a result of credit upgrades are more meaningful for longer term bonds, thus Dan's portfolios tend to be relatively long in duration. In order to mitigate some of the interest rate risk, Dan structures his portfolio with counter cyclical elements. In doing so, Dan will utilize convertible bonds, municipal bonds, preferred stocks and foreign corporate and government bonds, in addition to the domestic corporate bonds which make up the majority of the portfolio. In addition, Dan seeks bonds with call protection, either through the terms of the bond structure or through deep price discounts relative to the call price.

THE YEAR IN REVIEW

Managers Bond Fund provided a total return of 3.3% during 1998 while the Lehman Brothers Government/Corporate Bond Index returned 9.5%.

Although the Fund's relatively long duration was beneficial during the year, the portfolio's heavy allocation in foreign and BBB credit rated bonds significantly hindered performance, particularly in the third quarter.

During the first quarter of the year, the yield curve for domestic bonds steepened slightly with long-term yields remaining stable and shorter term rates falling. Thus, long-term bond prices and the Fund's corporate and U.S. Treasury positions finished the first quarter mostly unchanged in price. The primary driver of the Fund's outperformance in the first quarter was significant appreciation of its foreign bond positions.

                                 9


------------------------------------------------------------------

Conversely, in the second quarter, while interest rates fell and the yield curve flattened, foreign investors were buying U.S. Treasury securities in a flight to quality. The portfolio's long duration was very beneficial during the second quarter and the best performing securities in the portfolio were the long U.S. Treasury strips. The bulk of the portfolio, which was invested in domestic industrial corporate bonds also performed well while the foreign positions detracted from performance.

The flight to quality intensified in the third quarter to the extent that liquidity in lower investment grade and foreign corporate bonds evaporated. Although the Fund's long duration was again a positive influence, the Fund underperformed dramatically due to its diversity.
There was great dispersion of bond returns during the period as the yield spread between government/AAA bonds and medium to lower grade credits widened dramatically. In addition, the prices of many foreign corporate bonds fell as the marginal investor moved toward safety in the form of U.S., German and British government bonds.

The portfolio's long U. S. Treasury position appreciated 9.8% during the third quarter, and a moderate allocation in U.S. Government agency mortgage-backed securities rose 6.2%. Over 40% of the portfolio, however, was invested in domestic industrial fixed-rate bonds with an average credit rating of BBB. Because of the maturity and call protection built in to these bonds, they have and will continue to provide a premium yield, however, their prices moved about 1% lower during the third quarter. Foreign bonds fared worse as the demand for them waned with investors seeking safety only in treasuries.

However, these bonds rebounded somewhat during the fourth quarter as a perceived increase in overseas stability encouraged investors. For instance, the portfolio's dollar-denominated Malaysian, South African and Hong Kong bonds appreciated more than 30% during the fourth quarter. In addition, a 3% position in Polish government bonds rose 9% in price, and the Fund's long standing Canadian position appreciated 4% during the quarter.

Despite three Federal Reserve Board interest rate cuts, U.S government securities, particularly longer maturity bonds, declined during the fourth quarter as more confident investors sought to take in more yield or moved back into equities. Corporate bonds in general fell during the quarter although spreads tightened somewhat.

The Fund continues to invest heavily in domestic corporate bonds with an emphasis on long duration and call protection. In addition the portfolio continues to have a significant investment in foreign bonds. Most of the foreign bonds in the portfolio are


                                   10

------------------------------------------------------------------

"Yankee" bonds meaning that the issuers are foreign but that they are priced in U.S. Dollars and traded in the U.S. These bonds are providing extremely good yields compared to a flat treasury yield curve in the 5% range, and offer some economic diversification. The primary risks to these bonds are liquidity, which manifests itself in price volatility, and credit, on which Dan Fuss and the analysts at Loomis Sayles constantly focus. For several years, Dan has been asserting that reinvestment risk is the greatest risk to a bond portfolio in this environment. As rates have steadily fallen he has been correct all along. Despite the volatile price performance, the portfolio is very well positioned for the future with substantial yield premium and call protection.

As of year end, the average maturity of the portfolio was 19.6 years, and the duration* was 11.2 years. For comparison, the Lehman Brothers
Government/ Corporate Bond Index has an average maturity and duration of
10.3 years and 5.6 years, respectively. The yield to maturity of the portfolio is 7.8%, while the yield to maturity of the index is 5.4%. As of December 31, 1998, the annualized 30-day SEC yield on the Fund was 6.86%.


---------------------------------------
* Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal + interest) for a bond or portfolio. It is used to evaluate the interest rate sensitivity of a bond or portfolio. The longer the duration, the more sensitive the price of the bond is to movements in interest rates.

                                     11


-----------------------------------------------------------------------
MANAGERS BOND FUND
Cumulative Total Return Performance
-----------------------------------------------------------------------

THE MANAGERS BOND FUND Fund's cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested.

The Lehman Brothers Government/Corporate Bond Index is comprised of 5,620
Government securities and investment grade corporate securities. The index
Assumes reinvestment of all income.

This chart below compares a hypothetical $10,000 invested in Managers
Bond Fund on December 31, 1988, to a $10,000 investment made in the Lehman Brothers Government/Corporate Bond Index for the same time period.
Past performance is not indicative of future results.

[Line Graph comparing hypothetical $10,000 investment for the past ten years between the Bond Fund and the Lehman Brothers Government/Corporate Bond Index]



                     1988     1989     1990    1991    1992   1993   1994   1995   1996   1997    1998
                     -----     ----    -----    ----    ----   ----   ----   ----   ----   ----   -----
Managers Bond
 Fund               10,000   11,310  12,162  14,485  15,628  17,437 16,172 21,171 22,224 24,529  25,348
Lehman Brothers Government/
 Corporate Bond
 Index              10,000   11,423  12,370  14,364  15,454  17,158 16,556 19,742 20,315  22,297  24,410


This table shows the average annual total returns for Managers Bond Fund for the one-year, five-year and ten-year periods through December 31, 1998, and comparable returns for the Lehman Brothers Government/Corporate Bond Index.


   AVERAGE ANNUAL TOTAL RETURNS
                                                   ANNUALIZED
                                      ----------------------------------------
                                      ONE YEAR       FIVE YEARS      TEN YEARS
                                      --------      -----------       ---------
Managers Bond Fund                      3.3%          7.8%             9.8%
Lehman Brothers Government/
 Corporate Bond Index                   9.5%           7.3%              9.3%


                                            12


---------------------------------------------------------------------
MANAGERS GLOBAL BOND FUND
---------------------------------------------------------------------

MANAGERS GLOBAL BOND FUND seeks both income and capital appreciation by investing in domestic and foreign fixed- income securities. The Managers
Funds has utilized a single independent sub-advisor, Olaf Rogge of Rogge
Global Partners, to manage the portfolio since the Fund's inception in 1994.

THE PORTFOLIO MANAGER

Olaf's investment strategy begins with an assessment of each country's economic outlook and currency strength. His investment philosophy is that healthy countries with sound finances produce the highest bond and currency returns. In analyzing the financial health of a country, Olaf and the investment team at Rogge Global Partners evaluate the fiscal policy, savings rates and money growth in each country along with assessing the credibility of the monetary authorities in each country. In addition to making country allocation decisions, Rogge analyzes the yield curve and expected interest rate movements within each economy to determine how to position the portfolio from a duration* and maturity perspective. At the same time, Rogge recognizes that short-term volatility in the currency market can significantly impact portfolio performance. Thus, Rogge will sometimes hedge (usually toward an index-like exposure) when he expects such short-term currency swings to go against the expected trend for that country's bond market. His portfolios consist primarily of highly liquid government issues of developed market countries, with no more than 10% in AAA-rated corporate bonds.

THE YEAR IN REVIEW

Managers Global Bond Fund provided a total return of 19.3% during 1998, while the Salomon Brothers World Government Index returned 15.3%.

The Fund's excellent nominal performance for the year was the result of a global flight to quality, particularly during the third quarter, which drove the prices for high quality sovereign debt higher. The Fund's excellent relative performance during the year was a result of the portfolio manager's continued emphasis on high quality European bonds, avoidance of Japanese Government Bonds and some timely currency management. In addition, the portfolio's moderately longer than average duration was beneficial in a year when interest rates fell across the globe.

The first half of the year was uneventful from a performance perspective.
Yields fell in most of the major markets and the major currencies were reasonably stable relative to the U.S. Dollar. Despite an inverted yield curve, Rogge maintained a heavy allocation in U.K. bonds, citing the government's balanced budget and its priority of keeping inflation in check.

As equity markets tumbled in the third quarter, the Fund benefited from the global flight to high quality sovereign debt. Interest rates in both
Europe and the U.S. continued to fall during the summer and European bonds outper-

                                     13

--------------------------------------------------------------------------

formed U. S. treasuries in the Fund only because of moderately rising foreign currencies. The portfolio performed well due to Rogge's overweight position in European bonds and avoidance of Japanese bonds.
Additionally, Rogge positioned the portfolio in longer duration bonds which performed well in the falling interest rate environment. In both
French and Canadian bonds, Rogge moved far out on the yield curve with average durations of 14.5 and 13.3 years, respectively, in each country.
The French bonds rose 11% during the third quarter while the Canadian bonds rose 6%.

Throughout the turmoil, Rogge expanded the position in German and Canadian bonds, and added new positions in Italian and French bonds which performed extremely well. Despite this, the portfolio remained more that 60% invested in Germany, United Kingdom, and the United States at the end of the third quarter. Most importantly, the portfolio remained void of Japanese Government Bonds, although it maintained a neutral (16%) exposure to the Japanese Yen. This position was key to the Fund's performance in the fourth quarter because Japanese bonds declined by 6% in the quarter while the currency appreciated 21% versus the dollar.

Rogge was also successful in using the opposite structure in the UK bond market. Here he took a large overweight position in British bonds, but shorted the British Pound versus the U.S. Dollar. While the British bond market returned 4.5% in the quarter, the Pound fell about 2% versus the U.S. Dollar during the fourth quarter.

LOOKING AHEAD

It is important to note that the Fund's country and currency selection processes are the most important in determining its performance. Once a country is targeted, Rogge tends to buy only very liquid securities such as government and supra-national agency issues. As such, security selection will have little impact on the overall performance of the Fund.
However, with the introduction of the Euro, and the ensuing reduction of individual countries' ability to manage their currency, it has become even more important to correctly analyze each country's economic health.

At year-end, the Fund remained heavily overweighted in both German bonds and D-Marks. In addition, the portfolio was heavily weighted in British bonds, however, with most of the currency hedged. Rogge continues to completely avoid Japanese bonds and underweight U.S. bonds although the currency positions are near neutral in those countries.


----------------------------
*Duration is the weighted average time (typically quoted in years) to the receipt of cash flows (principal + interest) for a bond or portfolio. It is used to evaluate the interest rate sensitivity of a bond or portfolio. The longer the duration, the more sensitive the price of the bond is to movements in interest rates.


                                     14


-----------------------------------------------------------------------
MANAGERS GLOBAL BOND FUND
Cumulative Total Return Performance
-----------------------------------------------------------------------

THE MANAGERS GLOBAL BOND FUND'S cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested.

The Salomon Brothers World Government Bond Index is priced in U.S. dollars, and includes 14 international government bond markets. The index assumes reinvestment of all dividends.

This chart below compares a hypothetical $10,000 invested in Managers
Global Bond Fund at its inception on March 25, 1994, to a $10,000 investment made in the Salomon Brothers World Government Bond Index for the same period.
Past performance is not indicative of future results.

[Line Graph comparing hypothetical $10,000 investment since March, 31, 1994 between the Global Bond Fund and the Salomon Brothers World Government Bond
Index]



                       03/31/94   12/31/94   12/31/95    12/31/96    12/31/97   12/31/98
                        -------   --------    -------    --------    --------   --------
Managers Global Bond
 Fund                   10,000      9,809      11,681      12,194      12,214    14,567
Salomon Brothers World
  Government Bond       10,000     10,232      12,181      12,622      12,652    14,588




This table shows the average annual total returns for Managers Global
Bond Fund for the one-year, five-year and since inception periods through December 31, 1998, and comparable returns for the Salomon Brothers World Government Bond Index


   AVERAGE ANNUAL TOTAL RETURNS
                                                   ANNUALIZED
                                      ----------------------------------------
                                                                     SINCE THE
                                                                FUND'S INCEPTION
                                      ONE YEAR      THREE YEARS  MARCH 25, 1994
                                      --------      -----------       ---------
Managers Global
       Bond Fund                        19.3%          7.6%             8.2%
Salomon Brothers World
 Government Bond Index                  15.3%           6.2%            8.3%*


[FN]

* Since March 31, 1994


-----------------------------------------------------------------------
MANAGERS SHORT AND INTERMEDIATE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                          PRINCIPAL
                                           AMOUNT		             VALUE
-----------------------------------------------------------------------
CORPORATE DEBT SECURITIES - 80.5%
ASSET-BACKED - 37.3%
Advanta Home Equity Loan Trust, Series 98-1,
  Class A8, 6.240% , 02/25/13            	$ 275,000        		$ 276,210
Advanta Mortgage Loan Trust, Series 97-4,
  Class A4, AMBAC  insured,
  6.660% , 03/25/22	                        125,000		          125,513
AFC Home Equity Loan Trust, Series 93-1,
  Class A, 5.900%, 05/20/08                 	51,880		           51,507
Chemical Master Credit Card Trust 1,
  Series 95-2, Class A, 6.230%, 06/15/03   	350,000	          	355,460
Compass Auto Receivables Trust, Series 98-A,
  Class A3, 5.990%, 05/15/04	               300,000	          	301,320
Contimortgage Home Equity Loan Trust,
  Series 94-4, Class A6, MBIA insured,
  8.270%, 12/15/24                          	89,645	           	92,923
Delta Funding Home Equity Loan Trust,
  Series 98-2, Class A3F, 6.240%,
  05/15/25                                	 500,000		          500,650
EQCC Home Equity Loan Trust, Series 1997-1,
  Class A7, FGIC insured, 7.120%,
  05/15/28                                 	337,000	          	346,741
EQCC Home Equity Loan Trust, Series 1998-1,
  Class A3F, AMBAC insured, 6.2250%,
  12/15/12	                                 350,000	          	350,763

-------------------------------------------------------------------------
                                           PRINCIPAL
                                             AMOUNT             VALUE
-------------------------------------------------------------------------
ASSET-BACKED SECURITIES (continued)
EquiCredit Funding Trust, Series 96-A,
  Class A3, FGIC insured, 7.350%,
  11/15/19                              $  	250,000	        $ 	256,650
EquiCredit Home Equity Loan Trust,
  Series 93-4, Class A, FGIC insured,
  5.725%, 12/15/08                          	43,190	           	43,174
Green Tree Financial Corp., Series 98-1,
  Class A3, 5.950%, 04/01/13               	300,000	          	301,311
Green Tree Financial Corp., Series 98-6,
  Class A3, 5.930%, 04/01/09               	200,000	          	200,686
IMC Home Equity Loan Trust, Series 97-3,
  Class A4, 6.840%, 10/20/13               	325,000		          325,709
IMC Home Equity Loan Trust, Series 98-1,
  Class A3, 6.410%, 04/20/18               	400,000	          	399,872
Independent National Mortgage Corp.,
  Series 96-A, Class A3, 6.960%,
  09/25/26                                 	296,720	          	298,109
Indymac Manufactured Housing Contract,
  Series 98-2, Class A2, 6.170%, 12/25/11  	350,000	          	350,455
J.C. Penney Master Credit Card Trust,
  Series E, Class A, 5.500%, 06/15/07      	250,000	          	250,000
MMCA Automobile Trust, Series 98-7,
  Class A3, 5.860%, 08/16/04	               350,000	          	352,405

[FN]

 The accompanying notes are an integral part of these financial statements.


-----------------------------------------------------------------------
MANAGERS SHORT AND INTERMEDIATE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1998
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                          PRINCIPAL
                                           AMOUNT		             VALUE
-----------------------------------------------------------------------
ASSET-BACKED SECURITIES (continued)
Money Store Home Equity Loan Trust (The),
 Series 95-C, Class A3, MBIA insured,
 6.550%, 06/15/17                        $ 	475,000	       $ 	478,135
Money Store Home Equity Loan Trust (The),
 Series 96-C, Class A3,  7.070%, 12/15/16  	179,484	         	180,166
Oakwood Mortgage Investors Inc.,
 Series 97-A, Class A3, 6.650%, 05/15/27   	300,000	         	304,020
UCFC Home Equity Loan Trust,
 Series 1994-D1, Class A4, MBIA insured,
 8.775%, 02/10/16                          	218,777         		223,509
UCFC Home Equity Loan Trust, Series 93-B1,
 Class A1, FGIC insured, 6.075%, 07/25/14   131,273	         	132,033
Vendee Mortgage Trust, Series 1995-1C,
 Class 3H,  8.000%, 11/15/03	               350,000         		362,467
                                                             --------
 TOTAL ASSET BACKED SECURITIES			                           6,859,788
                                                            ---------
BANKS AND FINANCE - 21.4%
American Health Properties, Inc.,
 7.050%, 01/15/02                          	350,000	         	363,874
Avalon Bay Communities, Senior Notes,
 6.500%, 07/15/03                          	300,000	         	296,157
CarrAmerica Realty Corporation, 6.625%,
 10/01/00                                  	175,000	         	174,564

-----------------------------------------------------------------------
                                          PRINCIPAL
                                           AMOUNT		             VALUE
-----------------------------------------------------------------------
BANKS AND FINANCE (continued)
Chelsea GCA Realty Partners,  7.750%,
 01/26/01                                 $	350,000	        $	347,504
Conseco Inc., 6.400%, 02/10/03	             300,000	         	283,161
Crescent Real Estate Equities Co.,
 6.625%, 09/15/02 (a)                      	375,000	         	353,565
First Interstate Bancorp., Sub. Notes,
 9.900%, 11/15/01                          	225,000         		251,735
Household Finance Corporation,
 Medium-Term Notes, 6.125%, 07/15/02       	325,000         		324,064
Lehman Brothers Holdings Inc., 6.000%,
 02/26/01                                  	150,000	         	149,769
Merrill Lynch & Co., Inc. Medium-Term
 Notes, Series B, Adjustable Rate, 7.260%
 03/25/02 *                                	525,000         		527,042
Norwest Financial, Inc., Senior Notes,
 6.375%, 09/15/02                          	250,000	         	257,085
Reliance Group Holdings, Inc., Senior
 Notes, 9.000%, 11/15/00                   	150,000	         	156,233
Salomon, Inc., 3-Year CMT, Adjustable
 Rate, 4.45% , 04/05/99*	                   180,000         		180,000
Wharf Capital International Ltd.,
 8.875%, 11/01/04                          	300,000	**       	273,321
                                                            ---------
 TOTAL BANKS AND FINANCE			                                 3,938,074
                                                            ---------
INDUSTRIALS - 20.0%
Comdisco, Inc.,  6.130%, 0/01/01           	350,000	         	347,312
Cox Communications Inc.,  6.150%, 08/01/03 	350,000	         	356,478

[FN]

 The accompanying notes are an integral part of these financial statements.


-----------------------------------------------------------------------
MANAGERS SHORT AND INTERMEDIATE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1998
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                          PRINCIPAL
                                           AMOUNT		             VALUE
-----------------------------------------------------------------------
INDUSTRIALS (continued)
IMC Global,  7.400%, 11/01/02	          $ 350,000       	  $	355,506
Kaufman & Broad Home Corp., Senior
 Notes, 7.750%, 10/15/04	                 150,000	**        	150,000
Kern River Funding Corp., Series B,
 Senior Notes, 6.720%, 09/30/01 (a)      	200,000	          	206,828
Quest Communications International,
 Inc., Senior Discount Notes, 8.290%,
 02/01/08                                	225,000	          	168,750
Royal Caribbean Cruises Ltd., Senior
 Notes, 8.125%, 07/28/04                 	325,000	          	344,243
TCI Communications, Inc., Senior Notes,
 8.650%, 09/15/04	                        300,000	          	343,800
Tenet Healthcare Corporation, Senior
 Notes, 8.625%, 12/01/03	                 175,000	          	183,313
Tyco International Group SA, Yankee,
 6.125%, 06/15/01                        	300,000          		302,889
USA Waste Services, Inc.,  6.500%,
 12/15/02                                	175,000	          	177,819
Walt Disney Company,  5.125%, 12/15/03	   400,000	**        	395,960
WorldCom, Inc., Senior Notes, 6.125%,
 08/15/01                                	350,000	          	355,593
                                                            --------
 TOTAL INDUSTRIALS			                                      3,688,491
                                                           ---------
TRANSPORTATION - 1.0%
CSX Corporation, 5.850%, 12/01/03        	175,000	**        	174,524

-----------------------------------------------------------------------
                                          PRINCIPAL
                                           AMOUNT		             VALUE
-----------------------------------------------------------------------
UTILITIES - 0.8%
Niagara Mohawk Power Corp., Series E,
 7.375%, 07/01/03                         $	150,000	        $	153,964
                                                            ----------
 TOTAL CORPORATE DEBT SECURITIES
  (cost $14,855,806)		                                    	14,814,841
                                                           -----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 13.4%
FEDERAL HOME LOAN MORTGAGE
 CORPORATION (FHLMC) - 0.2%
8.750%, 04/01/01                             	13,464          		14,234
8.750%, 09/01/01	                             14,222	          	14,679
8.750%, 10/01/01	                              8,620           		9,113
                                                               -------
 TOTAL  FHLMC		                                                	38,026
                                                               -------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (FNMA) - 3.1%
8.000%, 12/01/12	                            185,492         		190,997
8.500%, 10/01/26	                            356,635	         	373,468
                                                               --------
 TOTAL FNMA		                                                 	564,465
                                                               --------
GOVERNMENT NATIONAL MORTGAGE
 ASSOCIATION - 1.5%
8.000%, 11/15/17                            	268,330         		281,495
                                                               -------
U. S. TREASURY NOTES - 8.6%
5.500%, 03/31/03	                          1,050,000	       	1,081,826
6.250%, 04/30/01	                            100,000	         	103,516
6.625%, 04/30/02                            	375,000	         	396,855
                                                             ----------
 TOTAL U. S. TREASURY NOTES			                               1,582,197
                                                             ----------
 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (cost $2,467,860)		                                       	2,466,183
                                                             ---------

[FN]

 The accompanying notes are an integral part of these financial statements.


-----------------------------------------------------------------------
MANAGERS SHORT AND INTERMEDIATE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (concluded)
December 31, 1998
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                          PRINCIPAL
                                           AMOUNT		             VALUE
-----------------------------------------------------------------------
FOREIGN CORPORATE OBLIGATIONS - 4.4%
Banco Latinomericano S.A., 6.500%,
 04/02/01 (a)                            $	250,000	          $	254,687
Brascan Ltd., 7.375%, 10/01/02	            225,000		           233,699
Groupe Videotron Limited, Senior Notes,
 10.625%, 02/15/05                        	300,000	           	324,828
                                                              ---------
TOTAL FOREIGN CORPORATE OBLIGATIONS
 (cost $808,862)		                                             	813,214
                                                              ---------
-----------------------------------------------------------------------
                                         SHARES
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 4.8%****
JPM Prime Money Market Fund, 4.92%        	103,678            		103,678
Navigator Security Lending Prime
 Portfolio, 5.24% ***	                     790,050	            	790,050
                                                               --------
 TOTAL SHORT-TERM INVESTMENTS
  (cost $893,728)                                            			893,728
                                                               --------
TOTAL INVESTMENTS - 103.1%
 (cost $19,026,256)			                                       18,987,966
OTHER ASSETS, LESS LIABILITIES - (3.1)%		                     	(579,613)
                                                             ----------
NET ASSETS - 100.0%		                                     	$ 18,408,353
                                                             ----------
                                                             ----------

[FN]

Note: Based on the cost of investments of $19,026,256 for federal income
      tax purposes at December 31, 1998, the aggregate	gross unrealized
      appreciation and depreciation was $98,675 and $136,965, respectively, resulting in net unrealized depreciation of investments of $38,290.

* Variable rate security. Coupon or dividend rate disclosed is that in effect at December 31, 1998.

**    All or a portion of each of these securities, amounting to $770,808, or
      4.2 % of net assets, were out on loan to various brokers as of December 31, 1998.

*** Collateral received from brokers for securities lending was invested in this short-term investment.

**** Yield shown for each investment company represents the December 31, 1998 seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers. At December 31, 1998, the value of these securities amounted to $815,080, or 4.4% of net assets.

ABBREVIATIONS:
AMBAC:   Ambac Assurance Corp.
CMT:     Constant Maturity Treasury Index
FGIC:    Financial Guaranty Insurance Co.
MBIA:    Municipal Bond Investors Assurance Corp.

OTHER INFORMATION (UNAUDITED):
The composition of long-term debt holdings as a percentage of the total value of investments in securities was as follows:

    S&P's/MOODY'S RATINGS
   Gov't/AAA      	49%
       AA          	5
        A	         11
       BBB        	28
       BB          	3
     Not Rated     	4
	                 ----
                  100%
                  ----
                  ----

 The accompanying notes are an integral part of these financial statements.


-----------------------------------------------------------------------
MANAGERS INTERMEDIATE MORTGAGE BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                          PRINCIPAL
                                           AMOUNT		             VALUE
-----------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE
 ASSOCIATION (FNMA) - 130.3%
FNMA, 6.500%, 09/01/10	                $ 2,913,765	+      	$ 2,956,539
FNMA, 7.000%, 10/01/12	                    923,069           		942,685
FNMA REMIC Series 92-19, Class PD,
 PAC-11, 6.500%, 04/25/16	               2,820,947	+        	2,822,442
FNMA TBA 6.000%**	                       1,900,000	         	1,914,250
FNMA TBA 7.000%**	                       6,300,000	         	6,418,125
                                                            ----------
TOTAL  FNMAs
 (cost $14,933,248)                                         15,054,041
                                                            ----------
U.S. GOVERNMENT AGENCY OBLIGATIONS - 22.0%
Federal Home Loan Mortgage Corp., Series 1561,
 Class ZA PAC, 6.000%, 01/15/05	         2,543,714	+	        2,538,932
(cost $2,543,931)

-----------------------------------------------------------------------
                                           	SHARES
-----------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 19.6%
OTHER INVESTMENT COMPANIES - 16.1%
JPM Prime Money Market Fund, 4.92%*         	959,744	          	959,744
Calvert Cash Reserves Institutional Prime
 Fund, 5.26% *                              	902,143          		902,143
                                                               --------
TOTAL OTHER INVESTMENT COMPANIES			                           1,861,887
			                                                           ---------

-----------------------------------------------------------------------
                                          PRINCIPAL
                                           AMOUNT		             VALUE
-----------------------------------------------------------------------
REPURCHASE AGREEMENT - 3.5%
State Street Bank dated
 12/31/98, due 01/04/99,	4.45%, total to
 be received $ 400,198 (secured by
 $405,000 Federal Home Loan Banks 5.03%,
 due 10/29/99,	market value $408,427),
 at cost                                	 $ 400,000         $	400,000
                                                            ---------
 TOTAL SHORT-TERM INVESTMENTS
  (cost $2,261,887)                                      			2,261,887
                                                            ---------
TOTAL INVESTMENTS - 171.9%
 (cost $19,739,066)		                                     	19,854,860
OTHER ASSETS, LESS LIABILITIES - (71.9)%	                 	(8,305,397)
                                                           -----------
NET ASSETS - 100.0%			                                   $ 11,549,463
                                                           -----------
                                                           -----------

[FN]

Note:  Based on the cost of investments of $19,739,066 for federal income
       tax purposes at December 31, 1998, the aggregate	gross unrealized
       appreciation and depreciation was $124,731 and $8,937, respectively,
       resulting in net unrealized	appreciation of investments of $115,794.

*      Yield shown for each investment company represents the December 31,
       1998, seven-day average yield, which	refers to the sum of the previous
       seven days' dividends paid, expressed as an annual percentage.

** TBA securities are purchased on a forward commitment basis with an approximate principal amount, interest rate, and no definite maturity date. The actual principal amount, interest rate, and maturity will be determined upon settlement. Such securities are subject to market fluctuations during the period from transaction date to settlement date. At December 31, 1998, such securities amounted to $8,332,375, or 72.1% of net assets.

+ Certain principal amounts held are segregated as collateral for TBA securities.



 The accompanying notes are an integral part of these financial statements.


-----------------------------------------------------------------------
MANAGERS BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                          PRINCIPAL
                                           AMOUNT		             VALUE
-----------------------------------------------------------------------
CORPORATE DEBT SECURITIES - 62.6%
BANKS AND FINANCE - 16.6%
Bangkok Bank, Sub. Notes, 8.250%,
 03/15/16 (a)	                          	$ 500,000       		$ 277,625
Bangkok Bank, Sub. Notes, 8.375%,
 01/15/27 (a)                            		800,000	         	463,000
First Industrial L.P., Medium Term Notes,
 7.500%, 12/01/17		                        645,000	         	588,027
First Industrial L.P., 7.600%, 12/01/17		1,750,000	       	1,547,892
Highwoods/Forsyth L.P., Senior Notes,
 7.500%, 04/15/18	                      	2,250,000	       	1,981,867
KN Capital Trust III, 7.630%, 04/15/98	   	500,000	         	469,503
Meditrust, 7.000%, 08/15/07		              500,000         		422,165
Pan Pacific Industries, Yankee Notes,
 0.000%*, 04/28/07 (a)	                 	2,000,000	         	695,580
Security Capital Group, 7.700%, 06/15/28		 750,000         		664,178
                                                           ---------
 TOTAL BANKS AND FINANCE			                               	7,109,837
                                                           ---------
CONVERTIBLE BONDS - 17.0%
Banpu Public Company Ltd., Euro-dollar,
 Bonds, 2.750%, 04/10/03                 		250,000	         	181,250
Baker Hughes Inc., 0.000% *, 05/05/08		    250,000	         	162,500
Bell Atlantic Financial, Euro-dollar,
 Bonds, 4.250%, 09/15/05	                 	800,000	         	831,000
Burns Philp & Co., Euro-dollar,  5.500%,
 04/30/04	                              	1,100,000         		523,875

-----------------------------------------------------------------------
                                          PRINCIPAL
                                           AMOUNT		             VALUE
-----------------------------------------------------------------------
CONVERTIBLE BONDS (continued)
Federal Realty Investment Trust, Euro-dollar,
 Sub. Notes, 5.250%, 10/28/03		           $ 1,280,000	     $	1,193,600
Loxley Public Co., Euro-dollar, 2.500%,
 04/04/01                                   		400,000	         	72,000
Noram Energy, Sub., 6.000%, 03/15/12		        475,000	        	456,000
Ogden Corp., Euro-dollar, Sub. Notes, 5.750%,
 10/20/02	                                   	950,000	        	929,840
Samsung Corp., Euro-dollar, Bonds, 0.250%,
 06/26/06	                                   	250,000	        	230,625
Scholastic Corp., Sub. Notes, 5.000%,
 08/15/05 (a)	                             	1,400,000      		1,342,250
Thermo Terratech, Inc., Euro-dollar, Sub.
 Notes, 4.625%, 05/01/03	                    	450,000	        	387,000
Thermo Terratech, Inc., Sub. Notes, 4.625%,
 05/01/03 (a)                               		456,000	        	385,890
Total Access Communications, Registered
 Bonds, 2.000%, 05/31/06	                    	250,000	        	187,500
Worldway Corp., Sub. Deb., 6.250%, 04/15/11	 	500,000		        400,000
                                                              ---------
 TOTAL CONVERTIBLE BONDS				                                 7,283,330
                                                              ---------
INDUSTRIALS - 27.4%
APL Ltd., 8.000%, 01/15/24                  		250,000	        	137,500
Atlas Air, Inc., Series B, 7.680%,
 01/02/14	                                 	1,000,000	      	1,019,510

[FN]

 The accompanying notes are an integral part of these financial statements.


-----------------------------------------------------------------------
MANAGERS BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1998
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                          PRINCIPAL
                                           AMOUNT		             VALUE
-----------------------------------------------------------------------
INDUSTRIALS (continued)
Bausch & Lomb, Inc., 7.125%, 08/01/28		   $ 500,000		        $ 467,055
Burlington Industries, Inc., 7.250%,
 08/01/27	                                 	250,000	**        	235,677
Compania De Transporte Energia, Senior
 Notes, 9.250%, 04/01/08 (a)	              	700,000	          	602,000
Kellwood Co.,  7.625%, 10/15/17		           250,000          		236,480
Loews Corporation, Sub-Notes, 3.125%,
 09/15/07                                 		410,000	          	325,950
Philip Morris Cos., Inc.,  7.750%,
 01/15/27	                                 	500,000	          	567,725
Pioneer Natural Resource Company, 7.200%,
 01/15/28	                                 	250,000	          	182,460
Pioneer-Standard Electronics, Inc., Senior
 Notes, 8.500%, 08/01/06                  		250,000	          	244,644
Pulte Corp., 7.625%, 10/15/17	             	500,000	          	484,575
RJR Nabisco, Inc.,  7.625%, 09/15/03		      650,000	**	        633,412
RJR Nabisco, Inc.,  9.250%, 08/15/13		      700,000	**	        719,712
R&B Falcon Corp., Senior Notes, Series B,
 7.375%, 04/15/18                         		900,000	          	767,673
Samsung Electronics Ltd., Sinking Fund,
 7.700%, 10/01/27 (a)                     		500,000	          	337,500
Seagate Technology, Inc.,  7.875%,
 03/01/17	                                 	250,000	          	236,907
Tata Electric Co., 8.500%, 08/19/17 (a)		   400,000	          	303,000

-----------------------------------------------------------------------
                                          PRINCIPAL
                                           AMOUNT		             VALUE
-----------------------------------------------------------------------
INDUSTRIALS (continued)
TCI Communications, Inc., 7.125%, 02/15/28		 $ 325,000	**    $	354,447
Thermo Electron Corporation, 4.250%,
 01/01/03 (a)	                                	500,000	       	445,000
Thermo Instrument System, 4.500%, 10/15/03 (a)	250,000	       	222,812
Time Warner, Inc., 6.625%, 05/15/29		          550,000       		559,028
Time Warner, Inc., 6.875%, 06/15/18		          360,000	       	377,122
Time Warner, Inc., 6.950%, 01/15/28	          	300,000	**	     317,802
Time Warner, Inc., 7.570%, 02/01/24		          635,000	       	718,725
Trinet Corporate Realty Trust, Inc.,
 Senior Notes, 7.700%, 07/15/17		              500,000	       	450,490
Westvaco Corp.,  7.000%, 08/15/23	            	250,000	       	236,240
Woolworth Corp.,  8.500%, 01/15/22		           570,000	       	507,796
                                                              --------
 TOTAL INDUSTRIALS			                                      	11,691,242

REAL ESTATE - 0.6%
Camden Property Trust,  7.000%, 11/15/06	     	250,000	       	238,803
                                                             ----------
UTILITIES - 1.0%
Boston Edison Co.,  7.800%, 03/15/23	         	400,000       		425,619
                                                              ---------
TOTAL CORPORATE DEBT SECURITES
 (cost $29,542,592)	                                      			26,748,831
                                                             -----------
FOREIGN CORPORATE OBLIGATIONS - 7.5%
MacMillan Bloedel Ltd.,  7.700%,
 02/15/26         	USD                      	1,350,000       		1,292,031


[FN]

 The accompanying notes are an integral part of these financial statements.


-----------------------------------------------------------------------
MANAGERS BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1998
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                          PRINCIPAL
                                           AMOUNT		             VALUE
-----------------------------------------------------------------------
FOREIGN CORPORATE OBLIGATIONS (continued)
PDVSA Finance Ltd, Series 98-1, 7.500%,
 11/15/28 (a)	         USD	             $ 1,000,000	         $	848,090
Telekom Malaysia Berhad, 7.875%,
 08/01/25 (a)         	USD	                 500,000          		323,825
Telekom Malaysia Berhad, Convertible,
 4.000%, 10/03/04	     USD	                 300,000	          	222,000
Tenaga Nasional Berhad, 7.500%,
 11/01/25 (a)         	USD	               1,000,000	          	528,540
                                                              ---------
TOTAL FOREIGN CORPORATE OBLIGATIONS
 (cost $3,705,830)				                                       3,214,486
                                                             ---------
FOREIGN GOVERNMENT OBLIGATIONS - 15.9%
British Columbia Province, Generic
 Residual,  0.000% *,
 08/23/24             	CAD              	15,000,000        		2,287,242
Government of Poland, Bearer Past Due
 Interest Brady Bonds, Stepup, 5.000%,
 10/27/14	             USD               	1,375,000		        1,280,538
Government of Poland, Registered Past
 Due Interest Brady Bonds, Stepup, 5.000%,
 10/27/14             	USD	                 250,000	          	232,825
Manitoba Province, Medium Term Notes, 6.500%,
 09/22/17             	CAD               	1,800,000        		1,313,052

-----------------------------------------------------------------------
                                          PRINCIPAL
                                           AMOUNT		             VALUE
-----------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS (continued)
Ontario Hydro, Debentures, 0.000%*,
 10/15/21             	CAD               	1,700,000          		308,636
Province of Alberta, Series CS,
 Sinking Fund, 5.930%,
 09/16/16             	CAD                 	267,680	          	186,071
Republic of South Africa, Yankee,  8.500%,
 06/23/17             	USD	               1,075,000          		817,000
South Australia Government Finance
 Authority,  0.000%*,
 12/21/15             	AUD               	1,600,000	          	355,414
                                                             ---------
TOTAL FOREIGN GOVERNMENT OBLIGATIONS
 (cost $5,913,455)				                                       6,780,778
                                                             ---------
U.S GOVERNMENT AND AGENCY OBLIGATIONS- 9.2%
COLLATERALIZED MORTGAGE OBLIGATIONS - 2.1%
College & University Facilities Loan
 Trust, Series 2, Class D, 4.000%,
 06/01/18                             		$ 1,000,000          		890,210
                                                              ---------
FEDERAL NATIONAL MORTGAGE ASSOCIATON (FNMA) - 3.3%
FNMA REMIC Series 94-30, Class JA,
 5.000%, 08/15/23	                       	1,500,000         		1,411,395
                                                              ---------
U.S. TREASURY BONDS- 3.8%
0.000% *, 08/15/23		                      6,200,000         		1,638,598
                                                              ---------
TOTAL U.S GOVERNMENT AND AGENCY OBLIGATIONS
 (cost $3,427,677)			                                        	3,940,203


[FN]

 The accompanying notes are an integral part of these financial statements.


-----------------------------------------------------------------------
MANAGERS BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (concluded)
December 31, 1998
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                            SHARES		             VALUE
-----------------------------------------------------------------------
PREFERRED STOCKS - 3.1%
Aluminum Co. of America, 3.750%           		8,125	           $	589,063
Connecticut Light & Power Co.,
 Series 47, 2.00%	                         	6,655            		197,986
Entergy Louisiana, Inc., 4.440%	             	226	             	18,207
Entergy New Orleans, Inc., 4.750%	           	482	             	40,398
EVI Inc., 5.000%	                          	7,500	**          	231,562
Union Electric Co., 3.500%		                  350	             	21,175
West Pennsylvania Power Co., 4.500%	         	200	             	15,450
Wisconsin Electric Power Co., 3.600%	      	3,298            		201,178
                                                              --------
TOTAL PREFERRED STOCKS
 (cost $1,156,068)				                                       1,315,019
                                                             ----------
SHORT-TERM INVESTMENTS - 4.1%****
JPM Prime Money Market Fund, 4.92%		       48,294             		48,294
Navigator Security Lending Prime
 Portfolio, 5.24%***	                  	1,687,420          		1,687,420
                                                             ----------
TOTAL SHORT-TERM INVESTMENTS
 (cost $1,735,714)			                                       	1,735,714
                                                             ----------
TOTAL INVESTMENTS- 102.4%
 (cost $45,481,336)			                                     	43,735,031
OTHER ASSETS, LESS LIABILITIES - (2.4)%			                 	(1,005,680)
                                                            -----------
NET ASSETS - 100.0%				                                   $ 42,729,351
                                                          -------------
                                                          -------------

[FN]

Note: Based on the cost of investments of $45,481,336 for federal income tax purposes at December 31, 1998, the aggregate gross unrealized appreciation and depreciation of investments was $2,407,697 and $4,154,002, respectively, resulting in net unrealized depreciation of investments of $1,746,305.

--------------------------------------------------------------------------

* Zero coupon security.

**  All or a portion of each of these securities, amounting to $1,681,303, or
    3.9 % of net assets, were out on loan to various brokers as of December 31, 1998.

*** Collateral received from brokers for securities lending was invested in this short-term investment.

**** Yield shown for each investment company represents the December 31, 1998, seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified buyers. At December 31, 1998, the value of these securities amounted to $6,775,112, or 15.9% of net assets.

Abbreviations have been used throughout this portfolio to indicate amounts shown in currencies other than the U.S. Dollar (USD):
CAD: Canadian Dollar
AUD: Australian Dollar

OTHER INFORMATION (UNAUDITED):
The composition of long-term debt holdings as a percentage of the total value of investments in these securities was as follows:


            S&P's/MOODY'S RATINGS
          Gov't/AAA		         9%
                AA	          	5
                 A         		15
                BBB	        	51
                BB	          	7
                 B          		3
            Not Rated	      	10
                            -----
                             100%
                            -----
                            -----

[FN]

 The accompanying notes are an integral part of these financial statements.


-----------------------------------------------------------------------
MANAGERS GLOBAL BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS
December 31, 1998
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                          PRINCIPAL
                                           AMOUNT		             VALUE
-----------------------------------------------------------------------

FOREIGN GOVERNMENT/AGENCY OBLIGATIONS - 70.1%
CANADA - 3.8%
Canadian Government, 5.625%,
 02/19/03	           USD	                  200,000         	$ 202,253
Canadian Government, 8.000%,
 06/01/27           	CAD                  	688,000	           632,424
                                                             ---------
 TOTAL CANADA			                                              834,677
                                                             ---------
DENMARK - 3.6%
Kingdom of Denmark, 6.000%,
 11/15/09           	DKK                	4,477,000           	803,698
                                                             ---------
FRANCE - 5.5%
Government of France, 5.500%,
 04/25/29           	FRF                	6,084,000          	1,218,432
                                                             ---------
GERMANY - 18.5%
Bundes, Series 93, 6.500%,
 07/15/03           	DEM	                1,063,000	            718,829
Bundes, Series 97, 4.250%,
 12/17/99           	DEM                  	870,000            	527,349
Bundes, Series 97, 6.000%,
 07/04/07           	DEM                	2,740,000          	1,890,018
Bundes, Series 116, 5.750%,
 08/22/00           	DEM                	1,503,000            	938,361
                                                             ---------
 TOTAL GERMANY		                                            	4,074,557
                                                             ---------
-----------------------------------------------------------------------
                                          PRINCIPAL
                                           AMOUNT		             VALUE
-----------------------------------------------------------------------
ITALY - 5.6%
Republic of Italy, 7.000%,
 09/18/01           	USD                  	300,000           $	312,750
Republic of Italy, Bonds, 6.500%,
 11/01/27           	ITL            	1,215,000,000            	918,167
                                                             ---------
 TOTAL ITALY			                                              1,230,917
                                                             ---------
NETHERLANDS - 4.0%
Dutch Government,  5.250%,
 07/15/08           	NLG                	1,486,000            	870,861
                                                              --------
SPAIN - 3.9%
Kingdom of Spain, 6.000%,
 01/31/29           	ESP              	105,000,000            	868,991
                                                              --------
SWEDEN - 2.9%
Kingdom of Sweden, Series 1038, 6.500%,
 10/25/06           	SEK                	4,500,000	            641,458
                                                              --------
UNITED KINGDOM - 22.3%
United Kingdom Treasury Bonds, 5.750%,
 09/12/07           	GBP                	1,020,000          	1,916,631
United Kingdom Treasury Bonds, 6.000%,
 08/10/99	           GBP                  	522,000            	870,463
United Kingdom Treasury Bonds, 6.500%,
 12/07/03           	GBP                	1,175,000          	2,141,510
                                                             ---------
 TOTAL UNITED KINGDOM	                                      	4,928,604
                                                             ---------
 TOTAL FOREIGN GOVERNMENT/AGENCY OBLIGATIONS
  (cost $14,652,553)	                                     		15,472,195
                                                            ----------

[FN]

 The accompanying notes are an integral part of these financial statements.


-----------------------------------------------------------------------
MANAGERS GLOBAL BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (continued)
December 31, 1998
-----------------------------------------------------------------------

-----------------------------------------------------------------------
                                          PRINCIPAL
                                           AMOUNT		             VALUE
-----------------------------------------------------------------------
U.S. TREASURY NOTES - 7.5%
4.750%, 11/15/08	                        	$ 704,000         $	709,498
5.375%, 06/30/03	                          	340,000          	349,880
6.500%, 05/31/01	                          	557,000          	580,238
7.500%, 11/15/01	                            	9,000            	9,678
                                                             --------
TOTAL U.S. TREASURY NOTES
 (cost $1,638,383)		                                       	1,649,294
                                                            ----------
U.S. GOVERNMENT OBLIGATIONS - 2.3%
Federal Home Loan Bank, 5.625%, 06/10/03
 (cost $498,863)          	GBP             	300,000          	508,596
                                                            ---------
FOREIGN CORPORATE OBLIGATIONS - 1.7%
GERMANY - 0.3%
Deutsche Ausgleichsbank,  5.875%,
 05/20/03               	DEM                	75,000           	76,875
                                                             --------
SUPRA-NATIONAL - 1.4%
InterAmerican Development Bank,  5.375%,
 11/18/08	                               	$ 300,000          	302,319
                                                             --------
TOTAL FOREIGN CORPORATE OBLIGATIONS
 (cost $375,585)			                                           379,194
                                                             --------
CORPORATE DEBT SECURITIES - 1.6%
ASSET-BACKED SECURITIES - 0.7%
CitiBank Credit Card Master Trust I,
 Series 98-9, Class A, 5.300%, 01/09/06		   158,000          	156,531
                                                             --------
-----------------------------------------------------------------------
                                          PRINCIPAL
                                           AMOUNT		             VALUE
-----------------------------------------------------------------------
BANKS AND FINANCE - 0.9%
National Westminster Bank, 9.45%, 05/01/01	$	100,000          $	108,865
Railcar Leasing LLC, 7.125%, 01/15/13 (a)		   80,000            	85,260
                                                              ---------
 TOTAL BANKS AND FINANCE		                                     	194,125
                                                              ---------
TOTAL CORPORATE DEBT SECURITIES
 (cost $346,254)		                                             	350,656
                                                              ---------
SHORT-TERM INVESTMENTS - 13.5%
DISCOUNT NOTES - 9.1%
Clipper, 5.540%, 01/05/99	                	1,000,000           	999,385
FNMA Notes, 5.450, 01/20/99		              1,000,000           	997,345
                                                              ---------
 TOTAL DISCOUNT NOTES		                                      	1,996,730
                                                              ---------
--------------------------------------------------------------------------
                                                 SHARES
--------------------------------------------------------------------------
OTHER INVESTMENT COMPANIES - 4.4%
JPM Prime Money Market Fund, 4.92%***	      	164,911	           164,911
Calvert Cash Reserves Institutional
 Prime Fund, 5.26%***	                      	805,806           	805,806
                                                               ---------
 TOTAL OTHER INVESTMENT COMPANIES			                            970,717
                                                              ----------
TOTAL SHORT-TERM INVESTMENTS
 (cost $2,967,447)		                                         	2,967,447
                                                              ----------
TOTAL INVESTMENTS - 96.7%
 (cost $20,479,085)			                                       21,327,382
OTHER ASSETS, LESS LIABILITIES - 3.3%		                        	739,178
                                                             ----------
NET ASSETS - 100.0%		                                     	$ 22,066,560
                                                           ------------
                                                           ------------

[FN]

 The accompanying notes are an integral part of these financial statements.


-----------------------------------------------------------------------
MANAGERS GLOBAL BOND FUND
SCHEDULE OF PORTFOLIO INVESTMENTS (concluded)
December 31, 1998
-----------------------------------------------------------------------

Note: Based on the cost of investments of $20,483,079 for federal income tax purposes at December 31, 1998, the aggregate gross unrealized
      appreciation and depreciation of investments was $885,841 and	$41,538,
      respectively, resulting in net unrealized appreciation of investments of $844,303.

*** Yield shown for each investment company represents the December 31, 1998 seven-day average yield, which refers to the sum of the previous seven days' dividends paid, expressed as an annual percentage.

(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registrations, normally to qualified buyers. At December 31, 1998, the value of these securities amounted to $85,260, or 0.4% of net assets.

Abbreviations have been used throughout this portfolio to indicate amounts shown in currencies other than the U.S. Dollar (USD):

DEM: Deutsche Mark
DKK: Danish Krone
CAD: Canadian Dollar
ESP: Spanish Peseta
FRF: French Franc
GBP: British Pound
ITL: Italian Lira
NLG: Netherland Guilder
SEK: Swedish Krona


--------------------------------------------------------------------------
THE MANAGERS FUNDS
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1998
--------------------------------------------------------------------------

                      		MANAGERS		     MANAGERS			              	MANAGERS
	                      	SHORT AND		  INTERMEDIATE	 	MANAGERS	    	GLOBAL
                    		INTERMEDIATE	  	MORTGAGE       	BOND	        	BOND
	                      	BOND FUND	      	FUND		       FUND		        FUND
                      ------------   ------------   --------    -----------
ASSETS:
 Investments at value*	$	18,987,966 	$	19,854,860 	$	43,735,031 	$	21,327,382
 Cash	                          	82 	         	--	          	--		         200
 Foreign currency
  (cost $4,935)                		--          		--	          	--	       	4,957
 Receivable for
  investments sold	             	--	          	--	     	209,786          		--
 Receivable for Fund
  shares sold              		40,126       		8,371     		120,709     		293,825
 Receivable for open
  forward foreign
  currency contracts	           	--          		--	         	--	   	11,042,373
 Receivable for closed
  forward foreign currency
  contracts, net	               	--          		--	         	--		        4,558
 Dividends, interest and
  other receivables	       	232,660      		71,411 	   	737,474 	     	251,071
 Deferred organization
  expense	                      	--          		--	         	--	          	571
 Prepaid expenses           		6,986       		7,140     		10,833        		7,725
								                    --------      -------      --------    ----------
    Total assets	       	19,267,820  		19,941,782  		44,813,833  		32,932,662
								                 ----------    ----------    ----------    ----------
LIABILITIES:
 Payable to Custodian          		--	          	--	     	170,843          		--
 Payable upon return of
  securities loaned	       	790,050          		--	   	1,687,420          		--
 Payable for investments
  purchased, delayed
  delivery                     		--	   	8,342,223          		--	          	--
 Payable for Fund shares
  repurchased	              	30,092      		28,870     		163,527         		188
 Payable for open forward
  foreign currency contracts	   	--	          	--	          	--	  	10,812,423
 Payable for closed forward
  foreign currency
  contracts, net	               	--          		--	          	--	       	6,818
Accrued expenses:
 Investment advisory and
  management fees	           	7,872 	      	1,989      		23,159      		13,195
 Administrative fees	        	3,936          		--	       	9,264       		3,770
 Other	                     	27,517      		19,237      		30,269      		29,708
								                  ---------       --------     --------     ---------
   Total liabilities      		859,467   		8,392,319 	   	2,084,482 		10,866,102
								                  ---------      ---------     ---------   ----------
NET ASSETS            	$	18,408,353 	$	11,549,463  	$	42,729,351 $	22,066,560
								               ------------  ------------   ------------ ------------
                       ------------  ------------   ------------ ------------
 Shares outstanding	       	944,420     		739,750    		1,925,478    		986,103
                            -------       -------      ---------      -------
                            --------       ------      ---------      -------
Net asset value, offering
 and redemption price
 per share                 		$19.49 	     	$15.61 	      	$22.19     		$22.38
                             ------        ------         ------       ------

NET ASSETS REPRESENT:
 Paid-in capital      	$	28,734,518 	$	91,186,691 	$	44,328,733 	$	20,766,007
 Undistributed net
  investment income          	2,185 		         --      		23,147 		     17,058
 Accumulated net realized
  gain (loss) from investments
 	and foreign currency
  transactions		        (10,290,060)		(79,753,022)		    123,590 	    	205,903
 Net unrealized appreciation
  (depreciation) of investments
  and foreign currency
  translations	            	(38,290)    		115,794   	(1,746,119)  		1,077,592
								               -------------   ----------    -----------   ----------
NET ASSETS	             $	18,408,353 	$	11,549,463 	$	42,729,351 	$	22,066,560
								               -------------  ------------  ------------  ------------
                       -------------  ------------  ------------  ------------

*  Investments at cost	$	19,026,256 	$	19,739,066 	$	45,481,336 	$	20,479,085
                       ------------  ------------  ------------  ------------
                       ------------  ------------  ------------  ------------

The accompanying notes are an integral part of these financial statements.


                             28



--------------------------------------------------------------------------
THE MANAGERS FUNDS
STATEMENTS OF OPERATIONS
For the year ended December 31, 1998
--------------------------------------------------------------------------



                            MANAGERS	  	MANAGERS				            MANAGERS
                       	  	SHORT AND	 	INTERMEDIATE		MANAGERS	  	GLOBAL
                       	 	INTERMEDIATE		MORTGAGE    		BOND      		BOND
                         		BOND FUND    		FUND		      FUND	      	FUND
                          ------------  ----------  ----------  ----------
INVESTMENT INCOME:
 Interest income	          $	1,104,347 	$	976,753 	$	3,263,683 	$	1,073,961
 Dividend income                  		--	       	--	     	64,868         		--
 Foreign withholding tax		      (2,975)      		--	         	--	         	--
 Securities lending income	       	707       		--	      	1,024         		--
								                   -----------  ---------  -----------  -----------
    Total investment income		1,102,079  		976,753 	 	3,329,575  		1,073,961
								                   -----------  ---------  -----------  -----------
EXPENSES:
 Investment advisory and
   management fees		            84,177   		72,020    		281,699    		132,588
 Administrative fees		          42,089   		40,011    		112,679     		37,882
 Custodian fees		               20,181   		15,306     		32,863     		29,098
 Audit fees	                   	31,457   		21,084     		23,560 		    29,737
 Transfer agent fees	          	29,010   		25,793 	    	67,205     		46,255
 Registration fees            		11,639   		15,688 	    	17,739     		12,587
 Insurance	                     	1,694    		2,112      		3,330 	     	1,565
 Legal fees		                      590      		645      		1,677        		696
 Trustee fees	                    	463      		407      		1,277        		531
 Amortization of organization
    expense	                      	 --	       	--	         	--	      	2,501
 Miscellaneous expenses        		2,270    		5,116      		5,215      		2,215
								                   -----------  ---------  -----------  -----------
     Total expenses before
       waivers and reduction 		223,570  		198,182    		547,244    		295,655
 Less:  Fee waivers               		--	  	(30,226)	        	--         		--
        Expense reduction	       	(560)	    	(278)	    	(1,478)    		(6,526)
								                   -----------  ---------  -----------  ------------
 Net expenses                		223,010  		167,678    		545,766    		289,129
								                   -----------  ---------  -----------  ------------
   Net investment income     		879,069  		809,075  		2,783,809 	   	784,832
								                   -----------  ---------  -----------  ------------
NET REALIZED AND
 UNREALIZED GAIN (LOSS):
 Net realized gain on
  investment transactions	  	  107,997 	 	386,983  	1,170,950 		  1,488,694
 Net realized gain (loss)
  on foreign currency contracts
  and transactions	                	10       		--		   (31,637)	    	384,702
 Net unrealized appreciation
  (deprecation) of investments (96,923)		(257,335)		(2,687,647)	   	508,961
 Net unrealized appreciation of
   foreign currency contracts
   and translations		               --       		--	        	336    		313,582
								                   -----------  ---------  -----------  -----------
 Net realized and
   unrealized gain (loss)	     	11,084 	 	129,648  	(1,547,998) 		2,695,939
	                          -----------  ---------  ------------  -----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS	  $	890,153 	$	938,723 	$	1,235,811 	$	3,480,771
								                   -----------  ---------  -----------  -----------
                           -----------  ---------  -----------  -----------

The accompanying notes are an integral part of these financial statements.

                                    29

--------------------------------------------------------------------------
THE MANAGERS FUNDS
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------


                                      		MANAGERS SHORT AND INTERMEDIATE
                                                   BOND FUND
                                        -------------------------------

                                             		FOR THE YEAR ENDED
                                              		  DECEMBER 31,
                                         ------------------------------
                                           1998                1997
                                         ------------        ----------
INCREASE (DECREASE) IN NET ASSETS
 FROM OPERATIONS FROM OPERATIONS:
  Net investment income                   	$	879,069         	$	984,163
  Net realized gain (loss) on investments
    and foreign currency transactions		      108,007 		        (177,477)
  Net unrealized appreciation (depreciation)
    of investments and foreign currency
    translations		                           (96,923)         		156,158
                                           ----------         ----------
    Net increase (decrease) in net
      assets resulting from operations     		890,153 	         	962,844
                                           ----------         ----------

DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income              		(890,799)	        	(954,428)
  From net realized gain on investments	         	--	               	--
                                           ----------          ----------
       Total distributions to shareholders		(890,799)		        (954,428)
                                           ----------          ---------

FROM CAPITAL SHARE TRANSACIONS:
  Proceeds from sale of shares		           8,396,707 		        6,970,193
  Net asset value of shares issued
    in connection with reinvestment
    of dividends and distributions	         	746,084           		770,320
  Cost of shares repurchased		            (5,815,760)	      	(15,046,564)
                                          -----------        ------------
  Net increase (decrease) from capital
     share transactions		                   3,327,031 		       (7,306,051)
                                          -----------        ------------
     Total increase (decrease)
           in net assets		                  3,326,385        		(7,297,635)

NET ASSETS:
   Beginning of year	                     	15,081,968        		22,379,603
                                          -----------        ------------
   End of year                          	$	18,408,353       	$	15,081,968
																                          -----------        ------------
                                          -----------        ------------
 End of year undistributed
   (overdistributed) net investment
   income               	                     $	2,185           	$	13,915
                                          -----------        ------------
                                          -----------        ------------

----------------------------------------------------------------------------
SHARE TRANSACTIONS
  Sale of shares	                            	430,449           		357,625
  Shares issued in connection with
    reinvestment of dividends and
    distributions	                            	38,268            		39,627
  Shares repurchased                       		(297,144)	        	 (774,840)
                                            ----------         -----------
Net increase (decrease) in shares	           	171,573          		(377,588)
                                            ----------         -----------
                                            ----------         -----------

[FN]

 The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------

  -----------------------------------------------------------------------
		MANAGERS INTERMEDIATE
       MORTGAGE FUND	    		 	MANAGERS BOND FUND		  		MANAGERS GLOBAL BOND FUND
----------------------------------------------------------------------------
      		FOR THE		                FOR THE	                     	FOR THE
     		YEAR ENDED	             	YEAR ENDED	                 	YEAR ENDED
     	DECEMBER 31,             	DECEMBER 31,                	DECEMBER 31,
-------------------------     ----------------       -----------------------
     1998		       1997	 	     1998		        1997          1998         1997
     ----         ----        -----         -----         -----       ------

 	$	809,075  	$	1,297,173 	$	2,783,809 	$	2,173,081   	$	784,832   	$	786,814

    386,983     		108,768  		1,139,313  		1,060,667  		1,873,396   		(918,810)
   (257,335)    		358,209 		(2,687,311)   		275,667 	   	822,543 	   	128,390
		----------  -----------  -----------  -----------    ----------   ----------
  		938,723   		1,764,150  		1,235,811  		3,509,415  		3,480,771 	    	(3,606)
  ----------  -----------  -----------  -----------    ----------   ----------

   (824,004) 		(1,260,846)		(2,769,414)		(2,140,862)		(1,019,814)		  (138,962)
        	--	          	--	 	(1,584,234)	        	--	 	(1,222,014)  		(277,649)
  ----------  -----------  ------------ ------------  ------------   ---------
   (824,004) 		(1,260,846)		(4,353,648)		(2,140,862)		(2,241,828)		  (416,611)
		----------  -----------  ------------ -------------  -----------  ----------

 		1,407,921  		4,166,005 		23,693,347 		19,635,395 		18,174,768 	  	8,504,428

     616,249    		941,342  		4,017,252  		1,907,220  		2,220,753     		410,786
 (12,189,755)		(8,856,088)	(23,161,640) (13,431,500) (17,033,392) 		(7,881,882)
	-----------  -----------  ------------ ------------- ------------   ----------

 (10,165,585)  (3,748,741)	 	4,548,959  		8,111,115  		3,362,129 	  	1,033,332
 -----------  ------------  ---------- ------------- ------------    ---------
 (10,050,866)		(3,245,437)	 	1,431,122  		9,479,668  		4,601,072    		613,115

  21,600,329 		24,845,766 		41,298,229 		31,818,561 		17,465,488 	 	16,852,373
	------------  ----------  ------------ -----------   ----------    ----------

$	11,549,463	$	21,600,329	$	42,729,351 $	41,298,229 $	22,066,560 	$	17,465,488
	----------  -----------  ------------  ----------- ------------  ------------
 ----------  -----------  ------------  ----------- ------------  ------------

         --     $	10,323     	$	23,147 	   $	11,832 	$	  17,058  	$	(302,833)
 ----------  -----------  ------------  ----------- -----------  ------------
 ----------  -----------  ------------  ----------- -----------  ------------
-----------------------------------------------------------------------------

   		90,308    		273,349 	    	994,509    		843,064 	   	790,567 	    	403,828

   		39,630      	61,782 	    	175,879     		82,422    		100,486      		19,423
  	(782,433)  		(581,240)	   	(985,827)	  	(578,194)	  	(739,396)	   	(376,301)
	-----------  ------------  ------------  -----------  -----------  -----------
   (652,495)	  	(246,109)     	184,561     	347,292    		151,657 	     	46,950
 -----------  ------------  ------------  -----------  -----------  -----------
 -----------  ------------  ------------  -----------  -----------  -----------

[FN]

 The accompanying notes are an integral part of these financial statements.


--------------------------------------------------------------------------
MANAGERS SHORT AND INTERMEDIATE BOND FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year
--------------------------------------------------------------------------


                                              	YEAR ENDED DECEMBER 31,
                              ----------------------------------------------
                             	1998	  	  1997     	1996     	1995       	1994
                              ----      -----     ----      -----       -----
NET ASSET VALUE, BEGINNING
 OF YEAR                    	$19.51  		$19.45   	$19.67   	$18.06     	$21.23
                             ------    ------    ------    ------      ------
INCOME FROM INVESTMENT
 OPERATIONS:
   Net investment income	      1.02 	   	1.08     	1.03     	1.28       	1.45
   Net realized and
     unrealized gain (loss)
     on investments	           0.00      0.03    	(0.24)    	1.45      	(3.17)
						                       ------    -------    -------   -------    -------
   Total from investment
        operations            	1.02    		1.11      	0.79    	2.73      	(1.72)
                             ------    -------    -------   -------    ------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income	(1.04)	  	(1.05)    	(1.01)	   (1.09)    	(1.37)
   In excess of net
        investment income	      ---	     	---	       ---    	(0.03)    	(0.08)
						                        ------     ------     ------    ------    ------

    Total distributions to
         shareholders        	(1.04)  		(1.05)     	(1.01)   	(1.12)   	(1.45)
                              -------    ------     -------   -------   ------
NET ASSET VALUE,
 END OF YEAR                	$19.49 	  	$19.51    	$19.45   	$19.67   	$18.06
                             ------     ------     ------    ------    ------
                             ------     ------     ------    ------    ------

--------------------------------------------------------------------------
Total Return                  	5.36%	   	5.87%     	4.15%    	15.57%	 (8.37)%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Ratio of net expenses to
   average net assets        	1.32%	(a) 	1.40%     	1.45%	     1.50%	   1.05%
Ratio of net investment
 income to average
 net assets                   5.22%	    	5.54%     	5.43%     	6.52%   	7.11%
Portfolio turnover            	115%	      	91%       	96%	      131%     	57%
Net assets at end of
 year (000's omitted)      	$18,408  		$15,082   	$22,380   	$25,241 	$30,956
--------------------------------------------------------------------------
--------------------------------------------------------------------------

[FN]

(a)  The Fund has received credits against its custodian expense for
     uninvested overnight cash balances.	Absent this expense reduction, the
     ratio of expenses to average net assets for the year ended
     December 31, 1998,	would have been 1.33%. (See Note 1c of Notes to
     Financial Statements.)


--------------------------------------------------------------------------
MANAGERS INTERMEDIATE NORTGAGE FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year
--------------------------------------------------------------------------

                                          	YEAR ENDED DECEMBER 31,
                             ---------------------------------------------
                            	1998    	 	1997     	1996     	1995      	1994
                             ----       ----      ----      ----       ----
NET ASSET VALUE, BEGINNING
 OF YEAR	                   $15.51 	   	$15.17  	$15.54   	$14.20    	$20.65
                            ------     -------   -------   ------     ------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income      	0.81      		0.87    	0.87     	0.93      	1.52
  Net realized and unrealized
  gain (loss) on investments 	0.11       	0.33   	(0.38)    	1.45     	(6.56)
						                      ------     --------  --------   ------     -------

     Total from investment
         operations          	0.92     		1.20      0.49     	2.38     	(5.04)
							                     ------      -----      ------   -------    ------
LESS DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment income	(0.82)   		(0.86)    	(0.86)   	(1.03)   	(1.41)
  In excess of net
      investment income       	---      		---      	 ---    	(0.01)      	---
							                    -------      ------     -------   ------     ------
     Total distributions
         to shareholders   	(0.82)	    	(0.86)     	(0.86)   	(1.04)	   (1.41)
                           -------     --------     -------   ------    -------

NET ASSET VALUE,
 END OF YEAR               	$15.61   	 	$15.51     	$15.17  	$15.54   	$14.20
                            ------      ------      ------   ------    ------
                            ------      ------      ------   ------    ------

-----------------------------------------------------------------------------
Total Return                	6.08%	(b)   	8.23%      	3.33%	 17.27% 	(25.00)%	(b)
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Ratio of net expenses to
    average net assets	      1.05%	      	1.20%      	1.19%  	1.17%   	0.85%
Ratio of net investment
    income to average
    net assets	              5.06%	      	5.76%      	5.78%   6.33%   	8.37%
Portfolio turnover	           652%       		317%       	232%	   506%    	240%
Net assets at end of
    year (000's omitted)  	$11,549   		$21,600    	$24,846  	$40,022 	$55,986
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Expense Waiver\Reduction (a)
---------------------------
Ratio of total expenses
    to average net assets    	1.24%      		N/A       	N/A     	N/A     	0.92%
Ratio of net investment
   income to average
   net assets	                4.86%      		N/A       	N/A     	N/A     	8.30%
--------------------------------------------------------------------------
--------------------------------------------------------------------------


[FN]

(a)  Ratio information assuming no waiver of investment advisory and management
     fees and/or administrative fees and	no reduction of custodian expenses in
     effect for the years presented. (See Notes 1c and 2 of Notes to Financial
     Statements.)
(b)  The total return would have been lower had certain expenses not been reduced during the years shown.


--------------------------------------------------------------------------
MANAGERS BOND FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each year
--------------------------------------------------------------------------

                                      	YEAR ENDED DECEMBER 31,
                              ---------------------------------------------
                             	1998	   	 1997     	1996     	1995     	1994
                              ----      ----      ----      ----      ----
NET ASSET VALUE, BEGINNING
 OF YEAR	                    $23.72  		$22.83   	$23.13   	$18.92   	$22.18
                             ------    ------    ------    ------    ------
INCOME FROM INVESTMENT
 OPERATIONS:
   Net investment income      	1.46     	1.39     	1.35     	1.44     	1.59
   Net realized and unrealized
      gain (loss)
      on investments         	(0.69)   		0.90    	(0.29)    	4.23    	(3.16)
						                       ------    -------    ------     ------  -------
     Total from investment
          operations           0.77    		2.29     	1.06      	5.67   	(1.57)
						                       ------    ------     ------     ------   -------

LESS DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income 	(1.45) 	 	(1.40)   	(1.36)	    (1.46)	   (1.55)
  From net realized gain
         on investments      	(0.85)    		---      	---      	 ---    	(0.14)
						                        ------    ------    ------     -------   -------

Total distributions to
        shareholders	         (2.30)  		(1.40)   	(1.36)    	(1.46)    	(1.69)
                              ------    ------    ------     ------     ------

NET ASSET VALUE,
 END OF YEAR	                 $22.19 	 	$23.72   	$22.83     	$23.13   	$18.92
                              ------    ------    ------     --------   -------
                              ------    ------    -------    --------   -------

--------------------------------------------------------------------------
Total Return	                  3.34%	   	10.42%   	4.97%     	30.91%	  (7.25)%
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Ratio of net expenses to
     average net assets       	1.21%	(a) 	1.27%   	1.36%	     1.34%	     1.20%
Ratio of net investment
     income to average
     net assets               	6.18%	    	6.14%    6.13%     	6.84%     	7.28%
Portfolio turnover               55%      		35%     	72%       	46%       	84%
Net assets at end of
     year (000's omitted)  	$42,730  		$41,298 	$31,819   	$26,376    	$30,760
--------------------------------------------------------------------------
--------------------------------------------------------------------------


[FN]

(a)  The Fund has received credits against its custodian expense for
     uninvested overnight cash balances.	Absent this expense reduction, the
     ratio of expenses to average net assets for the year ended
     December 31, 1998,	would have been 1.21%. (See Note 1c of Notes to
     Financial Statements.)

                                    34

--------------------------------------------------------------------------
MANAGERS GLOBAL BOND FUND
FINANCIAL HIGHLIGHTS
For a share of capital stock outstanding throughout each period
--------------------------------------------------------------------------

                                                       								MARCH 25, 1994
                                                        								(COMMENCEMENT
                             	YEAR ENDED DECEMBER 31,							OF OPERATIONS) TO
                          ----------------------------------
                         	1998  	 	1997    	 1996   		1995	  	DECEMBER 31, 1994
                          ----     ----      ----     ----    -----------------
NET ASSET VALUE, BEGINNING
 OF PERIOD	              $20.93 		$21.40   	$21.74 		$19.10      		$20.00
                         ------   ------    ------   ------        ------
INCOME FROM INVESTMENT
 OPERATIONS:
  Net investment income   	0.92(e) 	0.97(e)  	1.21   		0.95        		0.48
  Net realized and
    unrealized gain (loss)
    on investments	        3.08  		(0.93)   	(0.27)	   2.66 	      	(0.77)
							                  ------   -------    ------   -------      -------
   Total from investment
        operations	        4.00    		0.04    	0.94   		3.61       		(0.29)
									                ------   --------    ------  -------      -------

LESS DISTRIBUTIONS TO
 SHAREHOLDERS:
  From net investment
       income	           (1.16)	   	(0.17)  	(0.87)	 	(0.93)      		(0.50)
  From net realized gain
       on investments	   (1.39)   		(0.34)	  (0.41)   		---          	---
  In excess of net
       investment income	  ---	      	---     	---	   (0.04)      		(0.11)
									                -------   -------   ------  -------       ---------
      Total distributions
         to shareholders 	(2.55)  		(0.51)   	(1.28)		(0.97)      		(0.61)
                         -------   -------   -------  --------      --------

NET ASSET VALUE,
 END OF PERIOD 	          $22.38 	 	$20.93   	$21.40 		$21.74 	    	$19.10
                          ------    ------    ------   ------       -------
                          ------    ------    ------   -------       -------

--------------------------------------------------------------------------
Total Return             19.27%(d)	0.16%   	4.39%(d) 	19.08%(d) 	(1.52)%(c)(d)
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Ratio of net expenses to
    average net assets	   1.53%	  	1.63%	   1.57%    		1.55%      		1.73%	(b)
Ratio of net investment
    income to average
    net assets	           4.14%  		4.75%	   4.98%	    	5.07%	      	4.19%	(b)
Portfolio turnover	        232%	   	197%    	202%	     	214%	       	266%	(c)
Net assets at end of
  period (000's omitted)	$22,067 		$17,465 	$16,852 		$18,823 	     	$9,520
--------------------------------------------------------------------------
--------------------------------------------------------------------------
Expense Waiver/Reduction (a)
--------------------------
Ratio of total expenses to
     average net assets   	1.56%   		N/A    	1.60%	   	1.69%	       	2.03%	(b)
Ratio of net investment
     income to average
     net assets           	4.11%   		N/A    	4.95%	   	4.93%	       	3.89%	(b)
--------------------------------------------------------------------------
--------------------------------------------------------------------------


[FN]

(a)  Ratio information assuming no waiver of investment advisory and
     management fees and/or administrative fees and	no reduction of custodian
     expenses in effect for the periods presented, if applicable.
     (See Note 1c of Notes to Financial Statements.)
(b)  Annualized.
(c)  Not annualized.
(d) The total return would have been lower had certain expenses not been reduced during the period.
(e)  Calculated using the average shares outstanding during the year.


--------------------------------------------------------------------------
THE MANAGERS FUNDS
NOTES TO FINANCIAL STATEMENTS
December 31, 1998
--------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFACANT ACCOUNTING POLICIES

The Managers Funds (the "Trust") is a no-load, open-end, management investment company, organized as a Massachusetts business trust, and registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. Currently the Trust is comprised of 10 investment series. Included in this report are Managers Short and Intermediate Bond Fund ("Short and Intermediate Bond"), Managers Intermediate Mortgage Fund ("Intermediate Mortgage"), Managers Bond Fund ("Bond") and Managers Global Bond Fund ("Global Bond"), collectively the "Funds."

The Funds' financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

(A) VALUATION OF INVESTMENTS

Fixed income securities are valued based upon valuations furnished by independent pricing services that utilize matrix systems which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Equity securities traded on a domestic or international securities exchange are valued at the last quoted sales price, or, lacking any sales, on the basis of the last quoted bid price. Over-the-counter securities for which market quotations are readily available are valued at the last quoted bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. Securities for which market quotations are not readily available are valued at fair value, as determined in good faith and pursuant to procedures adopted by the Board of Trustees.

Investments in certain mortgage-backed, stripped mortgage-backed, preferred stocks, convertible securities and other debt securities not traded on an organized market, are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities, various relationships between securities and yield to maturity in determining value.

(B) SECURITY TRANSACTIONS

Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

--------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------

(C) INVESTMENT INCOME AND EXPENSES

Interest income is determined on the basis of interest accrued. Discounts and premiums are amortized using the effective interest method when required for Federal income tax purposes. Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds in the Trust based upon their relative net assets.

Each of the Funds has a "balance credit" arrangement with the custodian bank whereby each Fund is credited with an interest factor equal to 0.75% of the nightly Fed Funds rate for account balances left uninvested overnight. These credits serve to reduce custody expenses that would otherwise be charged to the Funds. For the year ended December 31, 1998, the Short and Intermediate Bond, Intermediate Mortgage, Bond and Global Bond Funds' custody expenses were reduced by $560, $278, $1,478 and $6,526, respectively, under these arrangements.

(D) DIVIDENDS AND DISTRIBUTIONS

Dividends resulting from net investment income normally will be declared monthly for Short and Intermediate Bond, Intermediate Mortgage and Bond and annually for Global Bond. These dividends normally will be payable on the third to the last business day of the month. Distributions of capital gains, if any, will be made on an annual basis and when required for federal excise tax purposes. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, option transactions, market discount and foreign currency transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital.

(E) ORGANIZATION COSTS (GLOBAL BOND ONLY)

Organization and registration related costs of $12,577 have been deferred and are being amortized over a period of time not to exceed 60 months from the commencement of operations on March 25, 1994.

(F) REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements provided that the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement during the term of the agreement. The underlying collateral for all repurchase agreements is held in safekeeping by the Fund's custodian or at the Federal Reserve Bank.

--------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------


If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(G) FEDERAL TAXES

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no federal income or excise tax provision is included in the accompanying financial statements.

(H) CAPITAL LOSS CARRYOVERS

As of December 31, 1998, Short and Intermediate Bond and Intermediate Mortgage had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through December 31, 2005.


                           				CAPITAL LOSS
FUND				                          AMOUNT              		EXPIRES
-----                          ----------              ---------
Short and Intermediate		       $ 2,344,832	               2002
                           				  7,662,253               	2003
				                                70,508	               2004
                          				     179,401               	2005

Intermediate Mortgage	        $ 58,714,139               	2002
                               	20,796,333               	2003
                                  	224,035	               2004

(I) CAPITAL STOCK

The Trust's Declaration of Trust authorizes each series of the Trust the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. Dividends and distributions to shareholders are recorded as of the ex-dividend date.

At December 31, 1998, certain omnibus accounts held greater than 10% of the outstanding shares of the following Funds: Intermediate Mortgage - two own a total of 38%, Bond - two own a total of 42%; and Global Bond - one owns 30%.

(J) DELAYED DELIVERY TRANSACTIONS

The Funds may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated.

The Funds may receive compensation for interest forgone on entering into delayed delivery transactions. The Funds identify cash or securities as segregated in its custodial records with a value at least equal to the amount of the forward purchase commitment.

(K) FOREIGN CURRENCY TRANSLATION

The books and records of each Fund are maintained in U.S. dollars. The value of investments, assets and li-

--------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------

abilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon current foreign exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based on currency exchange rates prevailing on the respective dates of such transactions. Net realized and unrealized gain (loss) on foreign currency transactions represent: (1) foreign exchange gains and losses from the sale and holdings of foreign currencies, (2) gains and losses between trade date and settlement date on investment securities transactions and forward foreign currency exchange contracts, and (3) gains and losses from the difference between amounts of interest and dividends recorded and the amounts actually received.

In addition, the Funds do not isolate that portion of the results of operations resulting from changes in exchange rates from the fluctuations resulting from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

(2) AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

The Managers Funds, L.P. (the "Investment Manager") provides or oversees investment advisory and management services to the Funds under Management Agreements with each Fund. The Investment Manager selects a portfolio manager(s) for each Fund (subject to Trustee approval), allocates assets among portfolio managers, if applicable, and monitors the portfolio managers' investment programs and results. Each Fund's investment portfolio is currently managed by a single portfolio manager who serves pursuant to a Portfolio Management Agreement with the Investment Manager and the Fund. Certain trustees and officers of the Funds are officers of the Investment Manager.

Investment advisory and management fees are accrued daily and paid monthly by each Fund to The Managers Funds, L.P. based on each Fund's average daily net assets. The annual investment advisory and management fee rates, as a percentage of average daily net assets for the year ended December 31, 1998 were as follows:


                                    					INVESTMENT ADVISORY
	FUND		                                		AND MANAGEMENT FEE
 ----                                    -------------------
	Short and Intermediate Bond                	0.50%
	Intermediate Mortgage	                      0.45%*
	Bond	                                       0.625%
	Global Bond	                                0.70%


[FN]

---------------------------------------------------------------------
* For the period July 1, 1998 to December 31, 1998, the Investment Manager voluntarily waived a portion of its investment advisory and management fee, amounting to $15,113. This waiver may be terminated at any time at the sole discretion of the Investment Manager.


--------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------

The Trust has adopted an Administration and Shareholder Servicing Agreement. The Managers Funds, L.P. serves as each Fund's administrator (the "Administrator") and is responsible for all aspects of managing the Funds' operations, including administration and shareholder services to each Fund, its shareholders, and certain institutions, such as bank trust departments, broker-dealers and registered investment advisers, that advise or act as an intermediary with the Funds' shareholders.


For the year ended December 31, 1998, the Administrator was paid a fee based on each Fund's average daily net assets of 0.25% for Short and Intermediate Bond, and Bond, and 0.20% for Global Bond.

With respect to Intermediate Mortgage, for the period ended June 30, 1998, the Administrator was paid a fee based on the Fund's average daily net assets of 0.25%. The Administrator waived its entire fee for the period July 1, 1998 to December 31, 1998, amounting to $15,113. This waiver may be terminated at any time at the sole discretion of the Investment Manager.

An aggregate annual fee of $10,000 is paid to each outside Trustee for serving as a Trustee of the Trust. In addition, these Trustees receive meeting fees of $750 for each in-person meeting attended, and $200 for participation in any telephonic meetings. The Trustee fee expense shown in the financial statements represents each Fund's allocated portion of the total fees.

(3) PURCHASES AND SALES OF SECURITIES

With respect to Intermediate Mortgage, for the year ended December 31, 1998, the market value of futures contracts opened and closed amounted to $ 7,122,734 and 7,184,797, respectively.

Portfolio purchases and sales of investments, excluding short-term securities, and of U.S. government securities, for the year ended December 31, 1998, were as follows:


     		                LONG-TERM SECURITIES         U.S. GOVERNMENT SECURITES ONLY
                       -------------------          ------------------------------
FUND		             PURCHASES            SALES		  PURCHASES	            	SALES
----               ---------            -----    ---------              ------
Short and Intermediate
     Bond	       $ 22,778,806   	$ 17,899,745 	$ 7,425,222       	$ 1,503,209
Intermediate
     Mortgage    	151,329,882    	148,733,438   	7,998,245        	11,008,258
Bond	              27,465,776     	24,177,924   	3,558,086	        10,025,859
Global Bond       	38,754,722     	38,666,954   	7,409,029        	12,595,494


--------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
--------------------------------------------------------------------------

(4) PORTFOLIO SECURITIES LOANED

Each of the Funds may participate in a securities lending program providing for the lending of corporate bonds, equity and government securities to qualified brokers. Collateral on all securities loaned except for government securities loaned is accepted only in cash.
Collateral on government securities loaned is in the form of other similar securities. Collateral is maintained at a minimum level of 100% of the market value, plus interest, if applicable, of investments on loan.
Collateral received in the form of cash is temporarily invested in money market investments by the custodian. Earnings of such temporary cash investments are divided between the custodian, as a fee for its services under the program, and the Fund, according to agreed-upon rates. During the year ended December 31, 1998, Intermediate Mortgage and Global Bond did not participate in any security lending program.

(5) FORWARD COMMITMENTS

Certain transactions, such as futures and forward transactions, dollar roll agreements, or purchases of when-issued or delayed delivery securities may have a similar effect on a Fund's net asset value as if the Fund had created a degree of leverage in its portfolio. However, if a Fund enters into such a transaction, the Fund will establish a segregated account with its Custodian in which it will maintain cash, U.S. government securities or other liquid securities equal in value to its obligations in respect to such transaction. Securities and other assets held in the segregated account may not be sold while the transaction is outstanding, unless other suitable assets are substituted.

(A) FORWARD FOREIGN CURRENCY CONTRACTS

During the year ended December 31, 1998, only Global Bond invested in forward foreign currency exchange contracts to manage currency exposure. These investments may involve greater market risk than the amounts disclosed in the Funds' financial statements.

A forward foreign currency exchange contract is an agreement between a Fund and another party to buy or sell a currency at a set price at a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily, and the change in market value is recorded as an unrealized gain or loss. Gain or loss on the purchase or sale of contracts having the same settlement date, amount and counterparty is realized on the date of offset, otherwise gain or loss is realized on settlement date.

The Funds may invest in non-U.S. dollar denominated instruments subject to limitations, and enter into forward foreign currency exchange contracts to facilitate transactions in foreign securities and to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. Risks may arise upon

------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)
------------------------------------------------------------------------
entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


Open forward foreign currency exchange contracts for Global Bond at December 31, 1998 were as follows:


                                     CURRENT	          UNREALIZED
   		           	 		SETTLEMENT        VALUE (IN     	GAIN/LOSS (IN
FOREIGN CURRENCY			   DATE        	U.S. DOLLARS) 	   U.S. DOLLARS)
----------------     ---------     ------------    ----------------
BUY CONTRACTS
Deutsche Mark      	01/04/99     $       500	       $       2
Deutsche Mark	      02/19/99        	537,562	          (5,113)
British Pound      	02/19/99        	324,853           	1,719
Japanese Yen	       02/19/99     	 5,159,091	         238,545
                                  ----------         ---------
TOTAL BUY CONTRACTS
 (Payable Amount $5,786,853)	  	$  6,022,006      	$  235,153
                                ------------       ----------
                                ------------       ----------
SELL CONTRACTS
Deutsche Mark	     02/19/99    	$    667,885	     $       641
Danish Krone	      02/19/99         	864,362           	2,177
British Pound	     02/19/99       	2,633,523          	(7,145)
Netherland Guilder	02/19/99	         859,800            	(876)
                                  ----------       -----------
TOTAL SELL CONTRACTS
 (Receivable Amount $5,020,367) $  5,025,570	     $    (5,203)
                                ------------       -----------
                                ------------       -----------


(b) FUTURES CONTRACTS

A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract the Fund is required to pledge to the broker an amount of cash or securities equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed.

There are several risks in using futures contracts. Futures prices may not correlate perfectly with the behavior of cash market prices of the instrument

--------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (concluded)
--------------------------------------------------------------------------

being hedged so that even a correct forecast of general price trends may not result in a successful transaction, or the Fund's portfolio manager may be incorrect in its expectation of future prices. There is also a risk that a secondary market in the instruments that the Fund holds may not exist or may not be adequately liquid to permit the Fund to close out positions when it desires to do so.

A Fund may use futures contracts as a hedge to protect the value of its portfolio against changes in prices of the financial instruments in which it may invest. During the year ended December 31, 1998, Intermediate Mortgage entered into futures contracts to manage the Fund's duration to that of its respective benchmark index.

(C) DOLLAR ROLL AGREEMENTS

Intermediate Mortgage may enter into dollar roll agreements whereby the Fund sells securities and agrees to repurchase them or substantially similar securities, at a mutually agreed upon date and price. Dollar roll agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase.

In the event the buyer of the securities under a dollar roll agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the dollar roll agreement may effectively be restricted pending such decision.

(6) RISKS ASSOCITATED WITH COLLATERAL MORTGAGE OBLIGATIONS ("CMOs")

The net asset value of Funds may be sensitive to interest rate fluctuations because the Funds may hold several instruments, including CMOs and other derivatives, whose values can be significantly impacted by interest rate movements. CMOs are obligations collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgage are passed through to the holder of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.

Therefore, the investment in CMOs may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities. CMOs may have a fixed or variable rate of interest.

--------------------------------------------------------------------------
SUBSEQUENT EVENTS (unaudited)
--------------------------------------------------------------------------

On January 29, 1999, The Managers Funds, L.P. (the "Manager") and its partners entered into an agreement (the "Purchase Agreement") with Affiliated Managers Group, Inc. ("AMG"). Under the Purchase Agreement, at the closing, The Managers Funds, L.P. will convert into a Delaware limited liability company ("LLC") and AMG will acquire a 95% interest in its profits and a 100% interest in the capital of the Manager with the remaining 5% interest in the profits to be retained by certain key employees of the Manager (the "Transaction"). AMG will become the managing member of the LLC. AMG is a publicly-traded Delaware corporation that acquires and holds interests in investment management firms. The Transaction is expected to close on or about April 2, 1999, subject to various conditions.

At an in-person meeting held on January 13, 1999, the Board of Trustees of The Managers Funds considered the proposed Transaction and approved a new advisory agreement between each Fund (other than Managers Money Market
Fund) and the LLC, new sub-advisory agreements and other contracts with the LLC on the same terms as the existing contracts, and to take effect upon effective date of the Transaction. The approval of the advisory agreements with the LLC and of the Sub-Advisory Agreement on behalf of Managers Capital Appreciation Fund and Essex Investment Management Company, LLC (an affiliate of AMG) are subject to the approval by the shareholders of the applicable Funds. A special meeting of shareholders will be held to consider these matters before the proposed Transaction is consummated. A proxy statement describing the matters to be considered will be mailed to each shareholder in advance of the meeting.

-----------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
-----------------------------------------------------------------------------

To the Trustees of The Managers Funds and the Shareholders of Managers
Short and Intermediate Bond Fund, Managers Intermediate Mortgage Fund, Managers Bond Fund, and Managers Global Bond Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material aspects, the financial position of Managers Short and Intermediate Bond Fund, Managers Intermediate Mortgage Fund, Managers Bond Fund, and Managers Global Bond Fund (four of the series constituting The Managers Funds, hereafter referred to as the Funds) at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financials statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management;
our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICEWATERHOUSECOOPERS LLP

Boston, Massachusetts
February 19, 1999

[LOGO}

      WHERE LEADING MONEY MANAGERS CONVERGE

FUND DISTRIBUTOR
THE MANAGERS FUNDS, L.P.
40 Richards Avenue
Norwalk, Connecticut 06854-2325
(203) 857-5321 or (800) 835-3879

CUSTODIAN
State Street Bank and Trust Company
1776 Heritage Drive
North Quincy, Massachusetts 02171

LEGAL COUNSEL
Swidler Berlin Shereff Friedman, LLP
919 Third Avenue
New York, New York 10022

TRANSFER AGENT
Boston Financial Data Services, Inc.
attn: The Managers Funds
P.O. Box 8517
Boston, Massachusetts 02266-8517
(800) 252-0682

This report is prepared for the information of shareholders. It is authorized for distribution to prospective investors only when preceded by an effective prospectus.

THE MANAGERS FUNDS

EQUITY FUNDS:
------------

INCOME EQUITY FUND
 Scudder Kemper Investments, Inc.
 Chartwell Investment Partners, L.P.

CAPITAL APPRECIATION FUND
 Essex Investment Management Co., Inc.
 Roxbury Capital Management, LLC

SPECIAL EQUITY FUND
 Liberty Investment Management
 Pilgrim Baxter & Associates, Ltd.
 Westport Asset Management, Inc.
 Lazard Asset Management

INTERNATIONAL EQUITY FUND
 Scudder, Kemper Investments, Inc.
 Lazard Assed Management

EMERGING MARKETS EQUITY FUND
 King Street Advisors, Limited

INCOME FUNDS:
------------

MONEY MARKET FUND
 J.P. Morgan

SHORT AND INTERMEDIATE BOND FUND
 Standish, Ayer & Wood, Inc.

INTERMEDIATE MORTGAGE FUND
 Jennison Associates Capital Corp.

BOND FUND
 Loomis, Sayles & Company, L.P.

GLOBAL BOND FUND
 Rogge Global Partners